MINNESOTA AGRICULTURAL AND ECONOMIC
                                DEVELOPMENT BOARD

                                       and

                               SPARTA FOODS, INC.


                             -----------------------

                                 LOAN AGREEMENT
                             -----------------------



                            Dated as of July 1, 1997




Relating to: Minnesota Energy and Economic  Development  Authority's*  Minnesota
     Small Business Development Loan Program.


-----------------------
*The Minnesota Agricultural and Economic Development Board is the statutory successor to the Minnesota Energy and Economic
 Development Authority.

                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS

  Section I.1.       Definitions............................................  3

ARTICLE II - REPRESENTATIONS AND COVENANTS

  Section II.1.      Representations and Covenants of the Board............. 15
  Section II.2.      Representations and Covenants of the Borrower.......... 15
  Section II.3.      Tax Representations and Covenants of the Borrower...... 17
  Section II.4.      Covenant with Bondholders.............................. 20
  Section II.5.      General Guaranty Fund Right of Reimbursement........... 21
  Section II.6.      Board Right of Reimbursement........................... 21

ARTICLE III -       AGREEMENT TO ISSUE SINGLE LOT BONDS AND TO LOAN PROCEEDS
                    THEREOF; BORROWER'S CONTRIBUTION TO COSTS OF PROJECT

  Section III.1.     Issuance of Single Lot Bonds; Deposit of Bond Proceeds. 22
  Section III.2.     Agreement to Make Loan................................. 22
  Section III.3.     Need For Borrower's Contribution to Costs of Project... 22

ARTICLE IV -        DEVELOPMENT OF THE PROJECT; APPLICATION OF MONEYS
                    IN CONSTRUCTION ACCOUNT, COST OF ISSUANCE ACCOUNT
                    AND CAPITALIZED INTEREST ACCOUNT

  Section IV.1.      Prior Acquisition of Land.............................. 24
  Section IV.2.      Acquisition and Installation of the Project............ 24
  Section IV.3.      Application of Moneys in Construction Account.......... 25
  Section IV.4.      Certificate of Completion.............................. 27
  Section IV.5.      Completion by Borrower................................. 27
  Section IV.6.      Net Proceeds of Insurance.............................. 28
  Section IV.7.      Remedies to be Pursued Against Contractors and
                     Subcontractors And their Sureties...................... 28
  Section IV.8.      Application of Moneys in Cost of Issuance Account...... 28
  Section 4.9.       Application of Moneys in Capitalized Interest Account.. 28

ARTICLE V - REPAYMENT PROVISIONS; SECURITY CLAUSES

  Section V.1.       Repayment of Loan...................................... 29
  Section V.2.       Other Amounts Payable.................................. 30
  Section V.3.       Obligations of Borrower Hereunder Unconditional........ 32
  Section V.4.       Security Clauses....................................... 32
  Section V.5.       Investment of Funds and Accounts; Consent to Elections. 33

ARTICLE VI - MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE

  Section VI.1.      Maintenance of Property by Borrower.................... 34
  Section VI.2.      Installation of Additional Equipment................... 34
  Section VI.3.      Taxes, Assessments and Utility Charges................. 34
  Section VI.4.      Insurance Required..................................... 35
  Section VI.5.      Additional Provisions Respecting Insurance............. 36
  Section VI.6.      Application of Net Proceeds of Insurance............... 36
  Section VI.7.      Right of Board to Pay Taxes, Insurance Premiums and
                            Other Charges................................... 36
ARTICLE VII - DAMAGE, DESTRUCTION AND CONDEMNATION

  Section VII.1.     Damage or Destruction.................................. 37
  Section VII.2.     Condemnation........................................... 39
  Section VII.3.     Condemnation of Borrower-Owned Property Other Than
                            Security Property............................... 41
ARTICLE VIII - SPECIAL COVENANTS

  Section VIII.1.    Qualification in the State............................. 42
  Section VIII.2.    Hold Harmless Provisions............................... 42
  Section VIII.3.    Maintenance of Existence; Conditions Under Which
                     Exceptions Permitted................................... 42
  Section VIII.4.    Agreement to Provide Information....................... 43
  Section VIII.5.    Books of Record and Account; Financial Statements...... 43
  Section VIII.6.    Borrower to File Statements With Internal Revenue
                            Service......................................... 44
  Section VIII.7.    Release of Equipment................................... 44
  Section VIII.8.    Certificate of No Default.............................. 46
  Section VIII.9.    Notice of Default...................................... 46
  Section VIII.10.   Assignment and Leasing................................. 46
  Section VIII.11.   Right to Inspect the Project and Security Property..... 48
  Section VIII.12.   Compliance With Orders, Ordinances, etc................ 48
  Section VIII.13.   Liens and Encumbrances................................. 48
  Section VIII.14.   Identification of Equipment............................ 49
  Section VIII.15.   Relocation of the Equipment............................ 49
  Section VIII.16.   Security Instruments Covenants......................... 49
  Section VIII.17.   Covenant Against Discrimination........................ 49

  Section VIII.18.   Employment Records..................................... 50
  Section VIII.19.   Financial Covenants ................................... 51
  Section 8.20       Covenant Against Loans, Transfers, etc................. 51
  Section 8.21       Covenant Against Sale, Gift, Purchase or Redemption
                          of Stock.......................................... 51
  Section 8.22       Vacant Positions....................................... 51
  Section 8.23       Prevailing Wages....................................... 51
  Section 8.24       Covenant Against Loans, Dividends, etc................. 52
  Section 8.25       Covenant Against Unreasonable Compensation............. 52
  Section 8.26       Job Creation........................................... 52

ARTICLE IX - PLEDGE OF CERTAIN INTERESTS

  Section IX.1.      Pledge of Certain Interests to Bondholders............. 53

ARTICLE X - EVENTS OF DEFAULT AND REMEDIES

  Section X.1.       Events of Default Defined.............................. 54
  Section X.2.       Remedies on Default.................................... 55
  Section X.3.       Remedies Cumulative.................................... 57
  Section X.4.       Agreement to Pay Attorneys' Fees and Expenses.......... 57
  Section X.5.       No Additional Waiver Implied by One Waiver............. 57

ARTICLE XI - EARLY TERMINATION OF AGREEMENT; PREPAYMENT OF LOAN

  Section XI.1.      Early Termination of Agreement......................... 58
  Section XI.2.      Conditions to Early Termination of Agreement........... 58
  Section XI.3.      Discharge of Lien...................................... 59
  Section XI.4.      Prepayment of Loan in Part............................. 59
  Section XI.5.      Refunding Consent...................................... 60

ARTICLE XII - MISCELLANEOUS

  Section XII.1.     Notices................................................ 61
  Section XII.2.     Binding Effect......................................... 61
  Section XII.3.     Severability........................................... 62
  Section XII.4.     Amendments, Changes and Modifications.................. 62
  Section XII.5.     Data Privacy Disclosure................................ 62
  Section XII.6.     Execution of Counterparts.............................. 63
  Section XII.7.     Applicable Law......................................... 63
  Section XII.8.     Recording and Filing................................... 63

  Section XII.9.     Survival of Obligations................................ 63
  Section XII.10.    Table of Contents and Section Headings Not Controlling. 63
  Section XII.11.    Limited Liability...................................... 63

Schedule I - Promissory Note..............................................  I-1
Exhibit A - Legal Description of Land.....................................  A-1
Exhibit B - Description of Equipment......................................  B-1
Exhibit C - Draw Request    ..............................................  C-1

     THIS LOAN AGREEMENT, dated as of July 1, 1997 (the "Agreement"), is by and between the Minnesota Agricultural and Economic Development Board (as statutory successor to the Minnesota Energy and Economic Development Authority),
constituted as an authority to act on behalf of the State of Minnesota and created and existing by virtue of the laws of the State (together with any legal successor thereto, herein referred to as the "Board"), and Sparta Foods, Inc., a Minnesota corporation, which is engaged in the business of manufacturing food in the State of Minnesota (as defined herein in more detail, the "Borrower").


                              W I T N E S S E T H :

     WHEREAS, the Board (as the legal successor of the Minnesota Small Business Finance Agency) was created by the Laws of 1980, Chapter 547, as amended and supplemented and Minnesota Statutes, 1986 Chapter 116M and presently set forth in Minnesota Statutes, Chapter 41A (the "Act"), to act on behalf of the State of Minnesota (the "State") within the scope of powers granted to it in the Act to implement loan programs and to provide financial assistance under the economic development fund created under Minnesota Statutes 1986, Section 116M.06 of the Act (the "Economic Development Fund") by which the Board, alone or in cooperation with cities, towns, counties and private or public lenders, may provide adequate funds or incentives to financing such as guarantees or insurance with respect thereto on sufficiently favorable terms to assist and encourage the establishment, maintenance and growth of businesses and eligible small businesses and employment opportunities in the State and to reduce to a manageable level the cost of the control of pollution and disposal of waste resulting from the operation of businesses and eligible small businesses; and

     WHEREAS, to provide financial assistance to businesses and eligible small businesses to encourage their establishment, maintenance and growth and to reduce the cost of the control of pollution and disposal of waste resulting from the operation of businesses and eligible small businesses, the Board has established its Minnesota Small Business Development Loan Program (the "Program"); and

     WHEREAS, in accordance with the Program, the Board on September 26, 1984 adopted its Minnesota Small Business Development Loan Program Revenue Bonds General Bond Resolution, as supplemented and amended (the "General Bond Resolution"), pursuant to which General Bond Resolution (and lot resolutions to be adopted from time to time by the Board as supplemented resolutions thereto), the Board intends to issue revenue bonds (the "Bonds"), and to loan the proceeds thereof to "businesses" or "eligible small businesses" within the meaning of the Act to finance capital facilities, as described within Minnesota Statutes 1986,
Section 116M.03, Subd. 11 or Subd. 19 of the Act and "pollution control facilities" as described within Minnesota Statutes 1986, Section 116M.03, Subd. 14 of the Act, for use by them in connection with their business operations (such "businesses" and "eligible small businesses" collectively referred to herein as "Businesses"); and

     WHEREAS, such Bonds, as provided in the General Bond Resolution, shall be special obligations of the Board, the principal or redemption price, if any, of and interest on which are payable solely from and secured solely by the revenues, funds and other property or assets of the Board described in the General Bond Resolution (and the lot resolutions) and pledged therefor; and

     WHEREAS, it is the further purpose of the Board with respect to its Program to provide additional financial assistance to the Businesses participating therein by creating an account within the Economic Development Fund to be known as the "General Guaranty Fund", transferring certain moneys from the Economic Development Fund and from other sources to the General Guaranty Fund and pledging and allocating the moneys on deposit in the General Guaranty Fund to guarantee the payment of debt service payments and certain mandatory prepayments payable on or with respect to the Bonds; and

     WHEREAS, pursuant to a resolution adopted by the Board on September 26, 1984 (the "General Guaranty Fund Resolution"), the Board created and established the General Guaranty Fund as an account within and of the Economic Development Fund and pursuant to a General Guaranty Fund Pledge and Escrow Agreement, dated as of September 26, 1984 (the "General Guaranty Fund Pledge and Escrow Agreement") by and between the Board and First National Bank of Minneapolis, as escrow holder (together with First Bank National Association and its successors, the "Escrow Holder") the Board provided for the holding, investment, application, disposition of and use of moneys in the General Guaranty Fund and various other matters related thereto with respect to the governance of the General Guaranty Fund; and

     WHEREAS, the Borrower (referred to herein, together with its permitted successors and assigns, as the "Borrower") has applied to the Board for assistance under the Program in connection with the financing of a project to consist of the acquisition and installation of equipment (the "Project") to be used primarily for the manufacture of food in the City of New Brighton, Ramsey County, Minnesota; and

     WHEREAS, by resolution adopted by the Board on May 15, 1997, the Board has found that the Borrower is an "eligible small business" under the Act and that the Project qualifies for financial assistance under the Act and has determined to provide such financial assistance by the inclusion of the Project in the Program; and

     WHEREAS, to implement this determination the Board proposes (i) to issue a lot of bonds within a series issued under the General Bond Resolution and its Single Lot Resolution and (ii) to loan the proceeds of the sale of the said Bonds to the Borrower to finance a portion of the cost of the Project, upon the terms and conditions hereinafter set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto hereby formally covenant, agree and bind themselves as follows, and, as to the Borrower, Sparta Foods, Inc., agrees and binds itself, to-wit:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. Definitions. Capitalized terms used herein but not defined herein shall have the meaning given thereto in the General Bond Resolution unless the context or use indicates another or different meaning or intent. The following words and terms as used in this Agreement shall have the following meanings unless the context or use indicates another or different meaning or intent:

     "Accountant" means a firm of independent public accountants of recognized standing, selected by the Borrower.

     "Act" means the act of the legislature of the State enacted as Chapter 547 of the Laws of Minnesota for 1980, as amended and supplemented from time to time, known as the "Minnesota Energy and Economic Development Authority Act" and set forth Minnesota Statutes 1986, Chapter 116M (notwithstanding the repeal thereof and Minnesota Statutes, Chapter 41A).

     "Additional Guarantor" means any Person who becomes a guarantor pursuant to
Section 2.9 and 3.10 of the Guaranty.

     "Agreement" means this Loan Agreement, dated as of July 1, 1997, by and between the Board and the Borrower, as the same may be amended from time to time.

     "Appraised Value" means the value established by an independent appraiser acceptable to the Board.

     "Authorized Representative" means, in the case of the Board, the Chair, the Administrator or the Executive Director of the Board; in the case of the Borrower, an officer; and, in the case of both, such additional persons as, at the time, are designated to act in behalf of the Board or Borrower, as the case may be, by written certificate furnished to the Trustee and the Board or Borrower, as the case may be, containing the specimen signature of each such person and signed on behalf of (i) the Board by the Chair, the Administrator or the Executive Director of the Board, and (ii) an officer of the Borrower.

     "Board" means the Minnesota Agricultural and Economic Development Board, constituted as an authority to act on behalf of the State within the scope of the powers granted to it in the Act and created by the Act, or any successor thereto, and constituting the legal successor of the Minnesota Energy and Economic Development Authority and the Minnesota Small Business Finance Agency.

     "Board Resolution" means the General Bond Resolution and the Single Lot Resolution.

     "Bonds" means any of the Board's Minnesota Small Business Development Loan Program Bonds issued from time to time under the General Bond Resolution and then outstanding.

     "Bond Counsel" means Lindquist & Vennum P.L.L.P., Minneapolis, Minnesota, or any attorney or firm of attorneys of recognized standing in the field of municipal law, duly admitted to the practice of law before the highest court of any state of the United States of America, appointed from time to time by the Attorney General of the State with respect to the Program.

     "Bond Payment Date" means each date on which interest or both a Principal Installment and interest shall be payable on the Single Lot Bonds in accordance with its terms.

     "Bond Proceeds" means the amount, including accrued interest, if any, received by the Board as the purchase price of the Single Lot Bonds, and deposited by the Trustee in accordance with the provisions of the Board Resolution into certain funds and accounts created thereunder.

     "Bond Rate" means, as of any date of calculation and with respect to any period, the highest rate of interest payable on any of the Single Lot Bonds determined as of such date with respect to such period (including any fluctuations of rate, if any).

     "Bond Year" means, for the Single Lot Bonds, the 12-month period beginning on August 1 of any year and ending on July 31 of the succeeding year; provided, however, that the initial Bond Year shall begin on the date in which such Bonds are delivered and end on the next succeeding July 31.

     "Bondholder" or "Holder" or "Holders of Bonds" or similar term, when used with respect to a Bond or Bonds, means any person who shall be the registered owner of any outstanding Bond registered as to both principal and interest in accordance with the provisions of the General Bond Resolution.

     "Borrower" means (i) Sparta Foods, Inc., a Minnesota corporation which is engaged in the business of operating a manufacturing plant in the State of Minnesota, and its successors and assigns and (ii) any surviving, resulting or transferee as provided in Section 8.3 hereof.

     "Buildings" means all those buildings, improvements, structures or renovations to existing buildings, improvements or structures and other related facilities (i) affixed or attached, or to be affixed or attached, to the Land,
(ii) financed with the proceeds of the Single Lot Bonds or of any payment by the Borrower pursuant to Section 3.3 or Section 4.5 hereof, and (iii) not part of the Equipment, all as they may exist from time to time.

     "Business Loan Reserve Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution pursuant to the General Bond Resolution.

     "Business Loan Reserve Account Requirement" means, as of any date of calculation, with respect to the Single Lot Bonds that sum which is equal to the lesser of ten percent of the original aggregate principal amount of the Single Lot Bonds or the maximum aggregate payments of principal and interest for any Bond Year over the period from the date of calculation to (and including) the final maturity date of such Single Lot Bonds.

     "Capitalized Interest Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "Capitalized Lease Obligations" means all lease obligations which have been or should be, in accordance with generally accepted accounting principles, capitalized on the books of the Lessee.

     "Closing Date" means the date of sale and delivery of the Single Lot Bonds.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations, proposed, temporary or final, of the Department of the Treasury promulgated under the Prior Code or under the Code from time to time.

     "Completion Date" means the date of completion of the acquisition, construction and installation of the Project, as certified to pursuant to
Section 4.4 of this Agreement.

     "Condemnation" means the taking of title to, or the use of, Property under the exercise of the power of eminent domain by any governmental entity or other Person acting under governmental authority.

     "Construction Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "Construction Period" means, with respect to the Project, the period (a) beginning on the earlier of (i) the date of commencement of acquisition or construction of such Project, or (ii) the Closing Date with respect to the Single Lot Bonds, and (b) ending on the Completion Date with respect to such Project.

     "Cost of Issuance" means all items of expense payable or reimbursable directly or indirectly by the Board and related to the authorization, sale and issuance of Bonds, which items of expense shall include but not be limited to printing costs, costs of reproducing documents, filing and recording fees, initial fees and charges of any fiduciary appointed under the General Bond Resolution, initial letter of credit fees, surety obligation fees or other similar fees, municipal bond insurance premiums or the cost of providing any other credit enhancement, legal fees and charges, professional consultants' fees, costs of credit ratings, fees and charges for execution, transportation and safekeeping of Bonds, underwriter discount or placement fees, costs and expenses of refunding and other costs, charges and fees in connection with the original issuance of Bonds.

     "Continuing Disclosure Agreement" means the Continuing Disclosure Agreement dated as of July 1, 1997 between the Board and the Trustee allocable to the Single Lot Bonds

     "Cost of the Project" means all those items of cost and expenses as set forth below:

          (i) The cost of preparing the Plans and Specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof other than a financial feasibility study);

          (ii) Costs of acquiring, constructing, equipping and installing the Project (including architectural, engineering and supervisory services with respect thereto);

          (iii) Any expenses of the Borrower in enforcing any remedy against any contractor, subcontractor or equipment supplier in accordance with Section
     4.7 hereof;

          (iv) The cost of all premiums (A) for any title insurance on the Land paid during the Construction Period and (B) for all insurance maintained pursuant to Section 6.4 hereof during the Construction Period for the Project;

          (v) Any taxes, assessments and other charges specified in Section 6.3 hereof during the Construction Period for the Project;

          (vi) Fees, taxes, charges and other expenses for recording or filing, as the case may be, this Agreement, any other agreements contemplated hereby, the Security Instruments, the Single Lot Resolution, any financing statements and any other documents that the Board or the Trustee may deem desirable in order to perfect or protect any security interest contemplated by this Agreement, the Security Instruments or the Single Lot Resolution;

          (vii) Capitalized interest owing on the Single Lot Bonds during the Construction Period (pursuant to Section 5.1 of this Agreement); and

          (viii) Reimbursement to the Borrower for any of the above enumerated costs and expenses paid by it, whether paid from funds of the Borrower or from the proceeds of interim construction borrowings.

     "Debt Service Payment" means, with respect to any Bond Payment Date, (i) the interest payable on the Single Lot Bonds on such Bond Payment Date, plus
(ii) the principal, if any, payable on the Single Lot Bonds on such Bond Payment Date, plus (iii) the premium, if any, payable on the Single Lot Bonds on such Bond Payment Date.

     "Determination of Taxability" means the final administrative determination or judicial decision that the interest on any of the Single Lot Bonds is (or was), for purposes of Federal income taxation includible, for any reason other than a determination that interest received by a particular taxpayer (other than a Substantial User of the Project or a Related Person) constitutes an item of tax preference for the purpose of calculating an alternative minimum tax or some similar tax, in gross income of the holder thereof. Such an administrative determination shall not be deemed to be final for the purposes hereof until the expiration of all periods for judicial review or appeal, as the case may be.

     "Equipment" means all machinery, equipment and other personal property which (a) is used in connection with the Project, (b) is (or will be) acquired with the proceeds of the Single Lot Bonds or of any payment by the Borrower pursuant to Section 3.3 or Section 4.5 hereof (which property is described generally in Exhibit B annexed to this Agreement), together with such replacements and substitutions therefor, pursuant to Section 8.7 hereof, as may exist from time to time in accordance with the provisions of this Agreement but excluding additions pursuant to Section 6.2 hereof and (c) is used as the Borrower's equity contribution as described in Section 4.3 hereof.

     "Escrow Holder" means First Bank National Association (formerly First National Bank of Minneapolis) appointed as the escrow holder under the General Guaranty Fund Pledge and Escrow Agreement, and its successor and successors, and any other corporation or association which may at any time be substituted in its place as Escrow Agent pursuant to the General Guaranty Fund Pledge and Escrow Agreement.

     "Funded Indebtedness" means, for any Person, all Indebtedness which matures by its terms more than one year from the Closing Date or matures within one year from such date but is unconditionally renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date more than one year from such date or arises under a revolving credit or similar agreement which obligates the lender or lenders to extend credit over a period of more than one year from such date or, if created after the Closing Date, matures by its terms more than one year from the date of creation.

     "General Bond Resolution" means the Minnesota Small Business Development Loan Program Revenue Bonds, General Bond Resolution adopted by the Board on September 26, 1984, as the same may be amended or supplemented from time to time by any supplemental resolution thereunder.

     "General Guaranty Fund" means that account of the Economic Development Fund that has been created by the Board in accordance with the Act pursuant to the General Guaranty Fund Resolution of the Board and is governed by the provisions of the General Guaranty Fund Pledge and Escrow Agreement.

     "General Guaranty Fund Payments" means any payments made by the Escrow Holder to the Trustee for deposit in accordance with the provisions of the General Bond Resolution to discharge the guaranty obligation of the General Guaranty Fund with respect to the debt service payments on or the prepayment of the Bonds that correspond to unpaid payments of principal and interest then due on the loans to businesses or exempt small businesses financed by such Bonds, whether due upon scheduled payment dates or upon acceleration prior to the occurrence of such scheduled payment dates.

     "General Guaranty Fund Pledge and Escrow Agreement" means that escrow agreement dated as of September 26, 1984, by and between the Board and the Escrow Holder, pursuant to which the Board has provided for the holding, investment and application, disposition and use of the moneys transferred by the Board into the General Guaranty Fund from the Economic Development Fund and from other sources, and pursuant to which the Board has provided for such other matters as may be provided for with respect to the General Guaranty Fund and the moneys transferred thereto, all in accordance with the Act.

     "General Guaranty Fund Reimbursement Amount" means, as of any date of calculation, with respect to any Lot of Bonds, an amount equal to the aggregate of all of the General Guaranty Fund Payments paid from the General Guaranty Fund to discharge the guarantee obligation of the General Guaranty Fund with respect to said Bonds less those sums that have been applied, or are then available under the provisions of the General Bond Resolution to be applied, to reimburse the General Guaranty Fund for the aggregate of all such General Guaranty Fund Payments, plus, with respect to such unpaid General Guaranty Fund Payments, such additional amounts equal to the sum of interest accruing on the amount of such unpaid General Guaranty Fund Payments at the interest rate borne by said Bonds for any period during which such General Guaranty Fund Payments are unpaid.

     "General Guaranty Fund Resolution" means that certain Resolution No. 84-205 of the Board adopted by the Board on September 26, 1984, pursuant to which the Board created the General Guaranty Fund as an account of the Economic Development Fund.

     "Guarantor" means La Canasta of Minnesota, Inc. and its successors and assigns.

     "Guaranty" means the agreement by the Guarantor in favor of the Board, dated as of the date of this Agreement, by which the Guarantor guarantees to the Board the full and prompt payment, when due, of all amounts payable by the Borrower under this Agreement and the Note when and as the same become due, whether by any acceleration or otherwise and the performance obligations of the Borrower thereunder.

     "Holding Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "Indebtedness" means, for any Person, (i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services (but not including current accounts payable) (ii) all indebtedness or other obligations of any other person for borrowed money or for the deferred purchase price of property or services the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other persons, or otherwise to assure a creditor against loss, (iii) all indebtedness or other obligations of any other person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations and (iv) Capitalized Lease Obligations of such Person.

     "Indemnified Parties" means the Board and its members, officers, employees and agents and the Department of Trade and Economic Development and its Commissioner, employees and agents.

     "Independent Counsel" means an attorney or attorneys or firm or firms of attorneys duly admitted to practice law before the highest court of any state of the United States of America or in the District of Columbia and not an employee of the Board, the Borrower or the Trustee.

     "Land" (i) means the real estate described in Exhibit A attached hereto on which is located or is to be located the Buildings and the Equipment, with such additions thereto and substitutions therefor as may exist from time to time in accordance with the provisions of this Agreement.

     "Lien" means any interest in Property securing an obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a Uniform Commercial Code security interest, lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting real property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Loan" means the loan made by the Board to the Borrower pursuant to Section
3.2 of this Agreement and as evidenced by the Note.

     "Loan Term" means the period commencing with the Closing Date and continuing until all the Single Lot Bonds and interest thereon have been paid in full or provision for such payment has been made pursuant to Article XI of the General Bond Resolution.

     "Lot Loan Fiduciary Payments" means, for any Bond Year (or any ratable portion thereof), the reasonable fees and expenses of the Trustee (and Depositaries and Paying Agents, as defined in the General Bond Resolution) for the Bond Year in connection with duties performed by them with respect to the Single Lot Resolution, this Agreement, the Security Instruments, the Project and the Borrower and under the General Bond Resolution and the General Guaranty Fund Pledge and Escrow Agreement with respect to the foregoing.

     "Net Proceeds" means so much of the gross proceeds with respect to which such term is used as remain after payment of all expenses, costs and taxes (including attorneys' fees) incurred in obtaining such gross proceeds.

     "Net Worth" means, at any date, the Tangible Assets of a Person which would be shown, in accordance with generally accepted accounting principles, on its balance sheet, minus liabilities (other than capital stock and surplus or its equivalent but including all reserves for contingencies and other potential liabilities) which would be shown, in accordance with generally accepted accounting principles, on such balance sheet.

     "Note" means the promissory note of the Borrower dated as of the date of the Single Lot Bonds, evidencing the Borrower's obligations pursuant to this Agreement, substantially in the form of Appendix I hereto.

     "Official Action Resolution" means that resolution adopted by the Board on May 15, 1997 with respect to the Borrower and entitled "RESOLUTION GIVING PRELIMINARY APPROVAL TO A PROJECT WITH SPARTA FOODS, INC., A MINNESOTA CORPORATION AND GIVING PRELIMINARY APPROVAL, WITH CONDITIONS, FOR THE ISSUANCE OF SMALL BUSINESS DEVELOPMENT LOAN PROGRAM REVENUE BONDS TO FINANCE THE PROJECT AND PROVIDING FOR OTHER MATTERS RELATED THERETO."

     "Optional Redemption Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "Original Purchasers" means Dougherty Dawkins LLC and Piper Jaffray Inc.

     "Permitted   Encumbrances"   means  (i)  this   Agreement,   the   Security
Instruments, the Board Resolution and any security interest created thereunder and (ii) a loan in the amount not to exceed $250,000 from Ramsey County.

     "Person"  means  an   individual,   partnership,   corporation,   trust  or
unincorporated organization or a government or any agency, instrumentality, program, account, fund, political subdivision or corporation thereof.

     "Plans and Specifications" means the plans and specifications for the Project, including a schedule detailing the components of the Project and their respective costs or proposed costs, filed by the Borrower with the Trustee, as the same may be implemented and detailed from time to time and as the same may be revised from time to time in accordance with Section 4.2 of this Agreement. The Plans and Specifications shall include a list of all the Equipment that the Borrower will acquire with respect to the Project.

     "Pledge" means the pledge by the Board of the rights and interests of the Board in and to this Agreement, the Note and the Security Instruments, including all rights to receive payment thereunder, such pledge by the Board being made pursuant to Section 1.04 of the General Bond Resolution and Section 6.1 of the Single Lot Resolution to the Trustee on behalf of Bondholders for the payment of the principal or redemption price of and interest on the Bonds in accordance with their terms.

     "Principal Installment" means an installment of principal payable on the Single Lot Bonds, whether as the maturity date of serial or term bond or as sinking fund installments payable with respect to such Bonds.

     "Principal User" means any Person constituting a "principal user" within the meaning of Section 144(a) of the Code.

     "Prior Code" means the Internal Revenue Code of 1954, as amended and in effect on the day prior to the enactment of the Internal Revenue Code of 1986.

     "Program" means the Board's program of acquiring business loans under the General Bond Resolution with the proceeds of Bonds, the repayment of debt service payments and certain mandatory redemptions which are guaranteed by the General Guaranty Fund in accordance with the provisions of the General Guaranty Fund Pledge and Escrow Agreement, which program has been designated by the Board as the "Minnesota Small Business Development Loan Program".

     "Program Expense Fund" means the Fund so designated, which is created and established by Section 5.01 of the General Bond Resolution.

     "Project" means the the Equipment to be used in connection with the Land in the Building, and to be acquired and installed by the Borrower with the Bond Proceeds or any payment by the Borrower pursuant to either Sections 3.3 or 4.5 hereof, with such additions thereto and substitutions therefor as may exist from time to time in accordance with the provisions of this Agreement.

     "Project Municipality" means the City of New Brighton, Ramsey County, Minnesota within the corporate borders of which the Project is, or is to be, located.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Rebate Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "Reconstruction Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution. "Redemption Price" means, when used with respect to the Single Lot Bonds, the principal amount thereof plus the applicable premium, if any, payable upon the prior redemption thereof pursuant to the Single Lot Resolution.

     "Reimbursement Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution. "Related Person" means any Person constituting a "related person" within the meaning of Section 144(a)(3) of the Code.

     "Restoration" means the repair, replacement, restoration or rebuilding of the Property or any part thereof following any taking, damage to or destruction of the same, as nearly as possible to its respective size, floor area, type and character immediately prior to such taking, damage or destruction, within, in the case of any restoration by the Borrower, such alterations as may be made at the Borrower's election, together with any temporary repairs and property protection pending completion of the work.

     "Restricted Costs of Issuance" means all costs incurred in connection with the authorization, issuance, sale and delivery of the Single Lot Bonds and the authorization, issuance and making of the Loan (collectively, the "Borrowing"), including in general, all costs that are treated as costs of issuance under the Treasury Department regulations; examples of such Restricted Costs of Issuance include (but are not limited to)--

          (1) underwriters' spread (whether realized directly or derived through purchase of the Single Lot Bonds at a discount below the price at which they are expected to be sold to the public);

          (2) counsel fees (including Bond Counsel, Underwriter's counsel, Board's counsel, Borrower's counsel, Trustee's counsel, as well as any other specialized counsel fees incurred in connection with the Borrowing);

          (3) financial advisor fees incurred in connection with the Borrowing;

          (4) rating agency fees;

          (5) Trustee fees incurred in connection with the Borrowing;

          (6) paying agent and certifying and authenticating agent fees related to issuance of the Single Lot Bonds;

          (7) accountant fees (e.g. account verifications in the case of advance refundings) related to issuance of the Single Lot Bonds;

          (8) printing costs (for the Single Lot Bonds and of preliminary and final offering materials);

          (9) costs incurred in connection with the required public approval process (e.g., publication costs for public notices generally and costs of the public hearing or voter referendum); and

          (10) costs of title insurance, engineering and feasibility studies necessary to the issuance of the Single Lot Bonds (as opposed to such studies related to completion of the Project, but not related to the Borrowing).

     "Revenue Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "Security Agreement" means the Security Agreement dated as of July 1, 1997 from the Borrower to the Board.

     "Security Instruments" means the Security Agreement and the Guaranty.

     "Security Property" means all Property subject to any mortgage or security interest described in Section 5.4 of this Agreement.

     "Series 1997D Bonds" means the Bonds of the series designated by the Board as the "Series 1997D Bonds" in the Single Lot Resolution of the Board and consisting of the Single Lot Bonds plus the additional lots being issued pursuant to separate lot resolutions.

     "Single Lot Bonds" means the Board's Minnesota Small Business Development Loan Program Revenue Bonds, Series 1997D, Lot 1 in the aggregate principal amount of $1,950,000 authorized to be issued by the Board Resolution.

     "Single Lot Resolution" means the Single Lot Bonds resolution of the Board authorizing the issuance of the Single Lot Bonds adopted by the Board on June 11, 1997 pursuant to the General Bond Resolution.

     "Special Redemption Account" means the Account so designated which is created and established by Section 4.1 of the Single Lot Resolution, pursuant to the General Bond Resolution.

     "State" means the State of Minnesota.

     "Subordinated Indebtedness" means, with respect to any Person, all Indebtedness which by its terms states that payment of principal and interest thereof is subordinate to the payment of principal and interest of the Loan. A payment of principal or interest on Subordinated Indebtedness is subordinate to payment of principal and interest on the Loan if by its terms such payment shall not be made by the Borrower or received by or on behalf of the holder of the Subordinated Indebtedness if and for so long as (a) the Borrower is delinquent in the payment of principal, premium, if any, or interest on the Loan as and when any such payment on the Loan is due, whether by reason of regularly scheduled payments, maturity, mandatory, special or extraordinary redemption or acceleration, (b) the Borrower is not in violation with the covenants contained in Section 8.19 of the Loan Agreement for (i) the most recent fiscal year and,
(ii) if such payment is made after the first 3 months of a fiscal year for the year-to-day period through the most recently completed fiscal quarter or (c) an event of default has occurred and is continuing under (i) this Agreement or (ii) the Security Instruments.

     "Substantial User" means any Person constituting a "substantial user" within the meaning of Section 147(a) of the Code.

     "Tangible Assets" means total assets except: (i) that portion of deferred assets and prepaid expenses (other than prepaid insurance, prepaid rent and prepaid taxes) which do not mature or, in accordance with generally accepted accounting principles, are not amortizable within one year from the date of calculation, and (ii) trademarks, trade names, good will, and other similar intangibles.

     "Trustee" means First Bank National Association (formerly known as First National Bank of Minneapolis), appointed by the Board as Trustee under the Board Resolution, and its successor or successors and any other corporation or association at any time substituted in its place as trustee pursuant to the General Bond Resolution.

                                   ARTICLE II

                          REPRESENTATIONS AND COVENANTS

     Section 2.1. Representations and Covenants of the Board. The Board makes the following representations and covenants as the basis for the undertakings on its part herein contained:

     (a) The Board is duly established and existing and is constituted as an authority to act on behalf of the State and created and existing by virtue of the laws of the State and has the power to enter into the transactions contemplated by this Agreement and the Security Instruments and to adopt the Board Resolution, and to carry out its obligations hereunder and thereunder. The Project is of a nature that qualifies under the Act for the financial assistance provided by the Program. By proper official action the Board has been duly authorized to execute and deliver or accept this Agreement and the Security Instruments and has duly adopted the Board Resolution.

     (b) Neither the execution and delivery or acceptance of this Agreement, or the Security Instruments or the adoption of the Board Resolution, the consummation of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the provisions of this Agreement or the Security Instruments and the Board Resolution will conflict with or result in a breach of any of the terms, conditions or provisions of the Act, or any restriction, agreement or instrument to which the Board is a party or by which it is bound, or will constitute a default under any of the foregoing, or will result in the creation or imposition of any Lien upon any of the Property of the Board under the terms of any such instrument or agreement (other than as contemplated by this Agreement, the Security Instruments and the Board Resolution).

     (c) The Board will lend to the Borrower the sum of $1,950,000 pursuant to this Agreement to finance (i) a portion of the cost of the acquisition, construction and installation of the Project, (ii) a deposit into the Business Loan Reserve Account required under the provisions of the General Bond Resolution, (iii) certain Costs of Issuance with respect to the issuance of the Single Lot Bonds, and (iv) capitalized interest with respect to the Single Lot Bonds, all in furtherance of the purposes of the Act.

     (d) To finance a portion of the Cost of the Project and the other costs described in Section 2.1(c), the Board will issue its Single Lot Bonds which will mature, bear interest, be redeemable and have the other terms and conditions as set forth in the Board Resolution.

     Section 2.2. Representations and Covenants of the Borrower. The Borrower makes the following representations and covenants as the basis for the undertakings of the Borrower as herein contained:

     (a) The Borrower, which is a Minnesota corporation duly created and validly existing under the laws of the State, is not in violation of any provision of its articles of incorporation, as amended, has the power to enter into this Agreement, the Note and the Security Instruments and to borrow money pursuant hereto and who has duly executed and delivered this Agreement, the Note and the Security Instruments. The Borrower constitute an "eligible small business" and a "business" as defined in the Act and are eligible for "special assistance" as defined in the Act.

     (b) Neither the execution and delivery of this Agreement, the Note and the Security Instruments, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Agreement, the Note and the Security Instruments will conflict with or result in a material breach of any of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Borrower is a party or by which it is bound, or will constitute an event of default under any of the foregoing, or result in the creation or imposition of any Lien of any nature upon any of the Property of the Borrower under the terms of any such instrument or agreement, which conflict, breach, default or Lien would have a material adverse effect on the Loan, Note, any Properties of the Borrower or its financial condition. No event has occurred and no condition exists which, upon the passage of time or the giving of notice, would constitute such an event of default under any such agreement or instrument.

     (c) There has been no material adverse change in the financial condition of the Borrower since the last annual and interim financial statements and reports furnished by the Borrower to the Board in the Borrower's application dated April 28, 1997 and the information contained in said statements fairly presents the financial condition of the Borrower as of the dates of such financial statements and reports.

     (d) The Borrower has all requisite power and authority and all necessary authorizations, licenses and permits, without unusual restrictions or limitations, to own and operate their Properties and to carry on their business as now conducted, and are duly authorized to do business in each jurisdiction where the character of their Properties or the nature of their activities makes such qualification necessary or in which the failure to qualify will not have a material adverse affect on the Properties, business, prospects, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform their obligations under this Agreement.

     (e) The Borrower has no contingent liabilities other than those disclosed in the financial statements described in Section 2.2(c) hereof.

     (f) No material event of default has occurred and is continuing in any agreement as to any outstanding indebtedness of the Borrower for money borrowed and no condition, event or act exists which, with notice or lapse of time, or both, would constitute such an event of default under any such agreement.

     Section 2.3. Tax Representations and Covenants of the Borrower. The Borrower makes the following representations and covenants as the basis for the undertakings of the Borrower herein contained:

     (a) So long as any of the Single Lot Bonds shall be outstanding, the Borrower will not take any action, or fail to take any action, or cause, suffer or permit others (other than the Board or Trustee) to take or fail to take action, which would (i) cause the Project not to qualify under the Act for the financial assistance provided by the Program (as such Act is in effect on the Closing Date) or (ii) adversely affect the tax-exempt status of the interest payable on any of the Single Lot Bonds then outstanding.

     (b) The "construction", "reconstruction", "improvement" and "acquisition" of the Project did not "commence" prior to the date of adoption of the Board's Official Action Resolution within the meanings ascribed to such quoted terms under Section 144 of the Code.

     (c) No other bonds, notes or other obligations the interest on which is, or is claimed to be, exempt from federal taxation by reason of Section 144 of the Code or Section 103(b)(6) of the Prior Code are outstanding the proceeds of which have been used to finance facilities located, in whole or in part, in the Project Municipality, the Principal User of which is any of the Borrower or one or more Related Persons thereof, except as set forth in Section 2.3(p).

     (d) To the extent financed with Bond Proceeds, the Project consists, and will at all times consist, entirely of property owned for federal income tax purposes by the Borrower and which is of a character subject to the allowance for depreciation by the Borrower as provided in Section 167 of the Code.

     (e) In addition to payment of Costs of Issuance, substantially all (at least 95%) of the net proceeds of the Single Lot Bonds will be expended on costs, properly capitalized or to be capitalized by the Borrower for Federal income tax purposes (or which would be so capitalized but for (or with) a proper election by the Borrower), incurred with respect to the acquisition and improvement of land and acquisition and construction of facilities and acquisition and installation of Equipment owned for federal tax purposes by the Borrower and classified as depreciable property pursuant to the applicable provisions of the Code.

     (f) No part of the Project was "placed in service" by the Borrower, any other Principal User or a Related Person to the Borrower or any Principal User (determined in accordance with the provisions of Sections 144(a) and 147(b) of the Code) more than one year prior to the date of issue of the Single Lot Bonds.

     (g) The Project is located entirely within the Project Municipality, which is an "incorporated municipality" within the meaning of Section 144(a)(2)(A) of the Code.

     (h) The findings and determinations made by the Board in the Official Action Resolution concerning the Borrower and the Project are true and correct. In particular, the financing of the acquisition of the Project will not have the effect of a transfer of jobs from one area of the State to another.

     (i) The availability of the financial assistance by the Board as provided in this Agreement, in the Board Resolution and the General Guaranty Fund Pledge and Escrow Agreement and by the Program has been a substantial inducement to the Borrower to undertake the Project and to locate the Project in the State.

     (j) To our knowledge (the Borrower is a publicly held company) no officer or official of the Board or the State Departments of Finance or Trade and Economic Development has any interest (financial, employment or other) in the Borrower or, to the knowledge of the Borrower, the transactions contemplated by this Agreement.

     (k) No expense for supervision by the Borrower or any director, officer or employee of the Borrower and no expense for work done by any such director, officer or employee in connection with the Project is or will be included in the Cost of the Project.

     (l) Except the Security Instruments, the Borrower has not entered into any lease or assignment with respect to any portion of the Project and no Person other than the Borrower has any right to the use or possession thereof.

     (m) Neither the Borrower nor any Related Persons to the Borrower operate any facility in any county or incorporated municipality which shares a common border with the Project Municipality, which facility is contiguous with that part of the Project described in Exhibit A hereto and the Principal User of which is or will be the same person or 2 or more persons (determined in accordance with Section 144(a)(4)(B) of the Code).

     (n) The Project as designed will comply with all presently applicable environmental, building, zoning and subdivision laws, ordinances, rules and regulations.

     (o) The Borrower reasonably estimate that the aggregate Cost of the Project will be at least $2,625,100 which sum includes (i) interest on the Single Lot Bonds to be paid out of Bond Proceeds during the Construction Period of the Project in the approximate amount of $-0-, (ii) amounts derived from Bonds and required to be deposited into the Business Loan Reserve Account ($195,000) and
(iii) amounts required to pay Costs of Issuance with respect to the issuance of the Single Lot Bonds (presently estimated as $90,100).

     (p) The Borrower and all Related Persons thereto do not presently intend to enter into any agreement or arrangement which would be used to or would tend to secure, in whole or in part, any "tax-exempt facility-related bonds" within the meaning of Section 144(a)(10) of the Code other than the Series 1997D Bonds. In addition, the Borrower and all Related Persons thereto do not presently intend to occupy, in whole or in part, any facilities which facilities would be financed, in whole or in part, by "tax-exempt facility-related bonds" within the meaning of Section 144(a)(10) of the Code other than the Series 1997D Bonds and the obligations (if any) described in the next sentence. The Borrower has never entered into a transaction pursuant to which were issued on behalf of the Borrower "tax-exempt facility-related bonds" within the meaning of Section 144(a)(10) of the Code.

     (q) The "average maturity" of the Series 1997D Bonds is 6.61389 years and 120% of the "average reasonably expected economic life" of the Project is 12 years (as such quoted terms are derived pursuant to Section 147(b) of the Code, calculating for the average reasonably expected economic life of the facilities being financed with the net proceeds of the Single Lot Bonds from the date on which the Single Lot Bonds are being issued). The "average reasonably expected economic life" of the facilities financed with the net proceeds of the Single Lot Bonds as used in the preceding sentence was established consistent with
Section 147(b)(2) of the Code. Accordingly, 120% of the average reasonably expected economic life of the Project exceeds the average maturity of the Single Lot Bonds.

     (r) None of the proceeds of the Single Lot Bonds shall be used directly or indirectly to provide residential real property for family units. In addition, no more than 25% of the proceeds of the Single Lot Bonds shall be used to provide a Project the primary purpose of which is one of the following: retail food and beverage services, automobile sales or service, or the provision of recreation or entertainment within the meaning of Section 144(a)(8) of the Code. In addition, no portion of the proceeds of the Single Lot Bonds shall be used to provide any of the following: any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including rollerskating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, sun tan facility or racetrack within the meaning of Section 144(a)(8) of the Code. In addition, no portion of the proceeds of the Single Lot Bonds shall be used to provide any of the following: any airplane, skybox, or other private luxury box, any health club facility, any facility primarily used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises within the meaning of Section 147(e) of the Code. In addition, no more than 25% of the proceeds of the Single Lot Bonds will be used for the acquisition of "land" or an interest therein within the meaning of Section 147(c) of the Code and the issuance of the Single Lot Bonds will not cause the aggregate principal amount of small issue exemption industrial development revenue bonds, exempt pursuant to Section 103(a) and 144(a)(4) of the Code, issued with respect to any building, an enclosed shopping mall, or a strip of offices, stores or warehouses using substantial common facilities to exceed $10,000,000 without regard to ownership or use of such building or other facilities or any portion thereof.

     (s) There is no action or proceeding pending or, to the knowledge of the Borrower threatened, against the Borrower, before any court, administrative agency or arbitration board that may materially and adversely affect the Properties, business, prospects, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform their respective joint and several obligations under this Agreement or which, if determined adversely to the Borrower, would result in a determination that the Borrower violated environmental laws, rules or administrative orders.

     (t) None of the proceeds of the Single Lot Bonds shall be used directly or indirectly for the acquisition of land (or an interest therein) to be used for farming purposes within the meaning of Section 147(c) of the Code.

     (u) No person is a "test-period beneficiary" with respect to the Project within the meaning of Section 144(a)(10) of the Code, except the Borrower. As of the date of issuance of the Single Lot Bonds, the Borrower, and its Related Persons do not have "allocated" to them the face amount of the Single Lot Bonds and all other outstanding tax-exempt facility-related bonds "allocated" to such "test-period beneficiary" and Related Persons in an amount in excess of $40,000,000 (all as such quoted terms are defined in Section 144(a)(10) of the Code).

     (v) The only Principal Users of the Project are and will be the Borrower.

     (w) No more than two  percent of the  aggregate  face  amount of the Series
1997D Bonds will be used directly or indirectly to pay Restricted Costs of Issuance.

     (x) No more than 3% of the Bond Proceeds will be used, directly or indirectly, as working capital or to finance inventory or property of any kind or character the first use of which, within the meaning of Section 147(d) of the Code, will be by some person other than the Borrower (that is, among other things, all property acquired with Bond Proceeds will be "new" rather than "used" property).

     (y) At least 95% of the proceeds of the Bonds which remain after the deposit to the Business Loan Reserve Account will be used to directly finance manufacturing facilities within the meaning of Section 144(a)(12)(C) of the Code, including (i) at least 75% of such proceeds which shall be applied for costs for "core" manufacturing activities directly constituting the manufacture or production of tangible personal property so as to result in a change in condition of such property, and (ii) the remainder of such facilities not described in clause (i) shall nonetheless be directly related and ancillary to the facilities described in clause (i) and shall (a) be located on the same site; (b) not require advances of more than 25% of the net proceeds of the Bonds; and (c) be ancillary facilities which are subordinate and integral to the manufacturing activity. All of such facilities will be used for such intended manufacturing purposes for the entire period that the Single Lot Bonds remain Outstanding.

     Section 2.4. Covenant with Bondholders. The Board and the Borrower agree that this Agreement is executed in part to induce the purchase by others of the Single Lot Bonds. Accordingly, subject to the provisions of Section 2.5 and
Section 2.6 of this Agreement, all covenants and agreements on the part of the Board and the Borrower set forth in this Agreement are hereby declared to be for the benefit of the holders from time to time of such Single Lot Bonds.

     Section 2.5. General Guaranty Fund Right of Reimbursement. In the event of the acceleration of the Loan hereunder, if any General Guaranty Fund Payments are made from the General Guaranty Fund with respect to the Single Lot Bonds, there shall arise hereunder a right of reimbursement against the Borrower and accruing to the General Guaranty Fund equal to the sum of the unsatisfied General Guaranty Fund Reimbursement Amount with respect to the Single Lot Bonds. Such right of reimbursement in favor of the General Guaranty Fund shall require payment of such sum by the Borrower to the Board immediately upon the creation of such right and shall be secured as provided in Section 5.4 of this Agreement and enforced and reduced as provided in Section 10.2 of this Agreement and, in each case, as may be provided in the General Bond Resolution; provided, however, that such right of reimbursement shall be subordinate to the rights of the Bondholders described in Section 2.4 of this Agreement and as further provided in the General Bond Resolution.

     Section 2.6. Board Right of Reimbursement. In the event of the acceleration of the Loan hereunder, if the Board elects to redeem the Single Lot Bonds in whole or in part from any moneys available to the Board for such purpose from any source other than the General Guaranty Fund (and other than those sources pledged to pay Bonds pursuant to Section 1.04 of the General Bond Resolution), there shall arise hereunder a right of reimbursement against the Borrower and accruing to the Board equal to the amount so paid by the Board with respect to the Single Lot Bonds. Such right of reimbursement in favor of the Board requires payment of such sum by the Borrower to the Board immediately upon the creation of such right and shall be secured as provided in Section 5.4 of this Agreement and enforced and reduced as provided in Section 10.2 of this Agreement and, in each case, as provided in the General Bond Resolution; provided, however, that such right of reimbursement shall be subordinate to the rights of Bondholders described in Section 2.4 of this Agreement and as further provided in the General Bond Resolution.

                                   ARTICLE III

                 AGREEMENT TO ISSUE SINGLE LOT BONDS AND TO LOAN
          PROCEEDS THEREOF; BORROWER'S CONTRIBUTION TO COSTS OF PROJECT

     Section 3.1. Issuance of Single Lot Bonds; Deposit of Bond Proceeds. In order to provide funds for (i) payment of the Cost of the Project, together with other payments and incidental expenses in connection therewith, (ii) a deposit into the Business Loan Reserve Account required under the provisions of the General Bond Resolution, (iii) certain Costs of Issuance with respect to the issuance of the Single Lot Bonds and (iv) capitalized interest with respect to the Single Lot Bonds, the Board agrees that it will issue and sell the Single Lot Bonds and cause the Bond Proceeds to be delivered to the Trustee.

     Section 3.2. Agreement to Make Loan. The Board agrees that, upon (i) the sale and delivery of the Single Lot Bonds and (ii) satisfaction of the terms and conditions set forth in this Section, it will and does hereby lend the Borrower the sum of $1,950,000 in accordance with the provisions of this Agreement, such loan to be evidenced by the Note. The obligation of the Board to make said loan shall be discharged and the obligation of the Borrower hereunder and in the Note shall arise and become effective, when the following sums, totaling $1,911,000 ($1,950,000 less $39,000 discount) are deposited in the following funds and accounts established under the Board Resolution in accordance with the provisions of the Board Resolution, or are otherwise directly applied for certain purposes, in any case, in the following amounts:

          (a) To the Business Loan Reserve Account, $195,000;

          (b) To the Costs of Issuance Account with respect to the Series 1997D Bonds as a discount from the par amount of the Series 1997D Bonds, the amount of $39,000 (for a portion of the underwriters' discount on the Series 1997D Bonds);

          (c) To pay interest on the Single Lot Bonds to the Capitalized Interest Account the amount of $-0-; and

          (d) To the Construction Account, $1,716,000 being the cash balance of the Bond Proceeds (other than amounts representing accrued interest on the Single Lot Bonds), to pay the Cost of the Project.

     Section 3.3. Need For Borrower's Contribution to Costs of Project.

     (a) The Borrower hereby represents that the amount of the Loan deposited into the Construction Account ($1,716,000) to pay for the Cost of the Project is less than the total Cost of the Project (other than interest payable on the Single Lot Bonds during the Construction Period of the Project) ($2,340,000) by an amount equal to approximately $624,000. $39,000 of Bond Proceeds will be applied to pay Cost of Issuance as provided in Section 3.2(b) above, $-0- of Bond Proceeds will be applied to pay capitalized interest from the Capitalized

Interest Account as provided in Section 3.2(c) above, and $195,000 of Bond Proceeds will be deposited in the Business Loan Reserve Account as provided in
Section 3.2(a) above. Pursuant to the loan criteria for its Program, the Board hereby requires the Borrower to make an equity contribution of not less than $624,000 to pay for the remaining deficiency in the cost of the Equipment, such equity contribution to take the form of evidence satisfactory to the Board of payment of not less than $624,000 of other costs of the Equipment from Borrower's funds derived from a source other than the Single Lot Bonds. Prior to the final disbursement from the Construction Account, the Borrower shall provide the Trustee with evidence of payment of not less than $624,000 of costs of the Equipment.

     (b) If the Cost of Issuance Account is insufficient to pay any claim or cost incurred in connection with the Single Lot Bonds for any reason, the Borrower shall deposit on demand by the Board's Executive Director or the Trustee an amount sufficient to pay any remaining Costs of Issuance.

                                   ARTICLE IV

                           DEVELOPMENT OF THE PROJECT;
                 APPLICATION OF MONEYS IN CONSTRUCTION ACCOUNT;
           COSTS OF ISSUANCE ACCOUNT AND CAPITALIZED INTEREST ACCOUNT

     Section 4.1. Prior Acquisition of Land. The Borrower heretofore has leased the Land and Building in order to permit the installation and operation of the Project thereon.

     Section 4.2. Acquisition and Installation of the Project. The Borrower agrees to acquire and install the Project or cause the Project to be acquired and installed on the Land and in the Building.

     (b) Attached hereto as Exhibit B is a list of Equipment to be purchased with the proceeds of the Bonds. With the consent of the Board, the Borrower may revise the Exhibit B from time to time; provided, however, that no material change shall be made in the Exhibit B which would alter the proposed use of the Project or materially reduce the Cost of the Project, unless the Trustee shall be furnished with an unqualified opinion of Bond Counsel that construction of the Project in accordance with the revised Exhibit B will not adversely affect the tax-exempt status of the interest payable on the Single Lot Bonds.

     (c) The cost of such acquisition and installation of the Project shall be paid from the Construction Account in the manner and to the extent provided in
Section 4.3 hereof and the General Bond Resolution. The Borrower shall not be entitled to any moneys in the Construction Account, nor shall the Borrower submit a requisition, for any item of property which constitutes collateral under another security agreement, or is otherwise subject to any other Lien or encumbrance whatsoever, except for Permitted Encumbrances.

     (d) The Borrower hereby covenants and agrees to proceed with due diligence to make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other persons, firms or corporations and in general do all things which may be requisite or proper, all for acquiring and installing the Project. The Borrower agrees to acquire and to install the Project with all reasonable dispatch, and to use reasonable efforts to cause such acquisition, construction and installation to be completed by March 1, 1998, or as soon thereafter as may be practicable and, in all events by no later than July 2, 2000; but if for any reason such acquisition and installation are not completed by either said date, there shall be no resulting liability on the part of the Board and no diminution in or postponement of the payments required in Section 5.1 hereof to be paid by the Borrower.

     (e) The Borrower shall obtain all necessary approvals from any and all governmental agencies requisite to the acquiring and installing the Project, and the Project shall be acquired and installed in compliance with all federal, State and local laws, ordinances and regulations applicable thereto. The
Borrower agrees that the Project will not violate applicable use or other restrictions contained in zoning ordinances or regulations. Upon completion of the Project, the Borrower shall obtain all required occupancy permits and authorizations from appropriate authorities, if any be required, authorizing the occupancy and uses of the Project for the purpose contemplated hereby.

     (f) THE BOARD MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION, TITLE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OF THE PROJECT OR THAT IT IS OR WILL BE SUITABLE FOR ANY OF THE BORROWER'S PURPOSES OR NEEDS.

     Section 4.3. Application of Moneys in Construction Account.

     (a) Moneys in the Construction Account may be disbursed in order to pay, or to reimburse the Borrower for the payment of, any item of Cost of the Project permitted by the Act which, under generally accepted accounting principles, constitutes necessary capital expenditures in connection with the Project and subject to the limitations in Section 2.3 hereof and Section 5.02(b) of the General Bond Resolution.

     Provided, however, no moneys in the Construction Account shall be used directly or indirectly to pay Costs of Issuance except and only to the extent that such moneys are directly derived from an equity contribution of the Borrower (as provided in Section 4.3(c) herein).

     Notwithstanding anything contained herein to the contrary,

          (i) Except as permitted in Section 4.3(a)(ii) or Section 8.13(b), the Trustee shall make no advances from the Construction Account (for other than Costs of Issuance or debt service on the Single Lot Bonds) while there is any Lien or encumbrance upon the Project, nor will the Trustee make any advances from the Construction Account while there is any charge, question or claim of any kind whatsoever, whether of record or not, which, in the opinion of counsel for Trustee, may have priority over the Board's or Trustee's interest in the Project or in any way render the Board's or Trustee's position insecure;

          (ii) The Trustee shall make no advances from the Construction Account with respect to particular items to be acquired as Equipment hereunder until the Trustee (A) is satisfied that the specific requisitions for disbursements from the Construction Account to pay for specific items of property to be acquired as Equipment hereunder correspond in fact to specific items of Equipment enumerated in Exhibit B, (B) has received a UCC-1 filing has been made by the Borrower to the Board and assigned to the Trustee, (C) is presented with reasonable proof satisfactory to the Trustee that all of the items to be acquired as Equipment for that advance hereunder have been acquired, installed and accepted and are all free and clear of all security interests, liens and encumbrances of any kind whatsoever, the Trustee may rely on the Board's determination that the Board is satisfied with the above provisions, provided, however an advance for the tortilla line can be made when it has been delivered, (D) has received an opinion of counsel to the Borrower that the Equipment is free and clear of all liens except the lien of the Security Instruments and the security interest by the Board in the Equipment has been perfected and is valid, provided, however that (D) shall be required only when the Borrower has submitted requests in the aggregate amounts of $750,000, $1,500,000 and $1,716,000 in total requests, (E) has received a UCC search showing no existing interest in the Equipment and (F) has received proof satisfactory to the Trustee and the Board that the Borrower has satisfied the requirements in this Section relating to their equity contribution of $624,000 including meeting the requirements of (B), (C), (D) and (E) relating to their equity contribution;

          (iii) The Trustee shall make no advances out of Bond Proceeds from the Construction Account to reimburse the Borrower for any Costs of the Project paid from the cash deposits paid or equity contribution made pursuant to
     Section 3.3(a) or Section 4.3(ii);

          (iv) The Trustee shall make no advances from the Construction Account (for other than Costs of Issuance or interest on Single Lot Bonds) unless the Borrower shall deposit with the Trustee reasonable proof satisfactory to the Trustee that 26.67% of the cost of Equipment theretofore acquired and installed has been paid directly by or on behalf of the Borrower as required by Section 3.3(a) hereof as Borrower's equity so that such Costs of the Project constituting Borrower's equity have not been and will not be the subject of any requisition submitted pursuant to Section 4.3(a) of this Agreement.

     In connection with Section 4.3(a)(i), 4.3(a)(ii), 4.3(a)(iii), and 4.3(a)(iv) above and the preconditions established therein, the Trustee may request that counsel to the Borrower certify to the Trustee the existence of such preconditions in connection with making any advances from the Construction Account and the Trustee shall be entitled to conclusively rely upon such certification. The Trustee may rely on an opinion of counsel to the Borrower to the extent such certification covers matters of law, including the validity and perfection of any security interest contemplated by the Security Instruments. In addition, in making any such payment from the Construction Account the Trustee may rely on such requisitions and proof delivered to it and the Trustee shall be relieved of all liability with respect to making such payments if such payments are made in accordance with the foregoing. The Borrower hereby agrees to pay all reasonable costs of filing or submitting such requisitions and proof delivered to the Trustee and to its counsel.

     The Trustee shall keep and maintain adequate records pertaining to the Construction Account and all disbursements therefrom, and after the Project has been completed and the Borrower has filed with the Board a certificate of completion of the Project as otherwise provided, the Trustee thereafter shall file an accounting with respect to the Construction Account and all disbursements therefrom with the Board and with the Borrower.

     (b) Upon the earlier of (i) completion of the Project as certified to pursuant to Section 4.4 hereof; (ii) the acceleration of the Loan pursuant to
Section 10.2(a)(i) of this Agreement; or (iii) failure to satisfy the requirements for disbursement of moneys from the Construction Account by July 2, 2000 (or such later date as the Board, in its unilateral discretion, may designate); any moneys remaining in the Construction Account, except for amounts to be paid pursuant to the draw made upon completion or those retained therein for the payment of incurred and unpaid items of the Cost of the Project, shall be applied in accordance with Section 5.02(b) of the General Bond Resolution.

     (c) Pursuant to Section 5.02(b) of the General Bond Resolution, moneys in the Construction Account which are derived from the Borrower's equity contribution required by Section 3.3(a)(i) shall be paid by the Trustee to or upon the order of the Board. The Board may use such funds first, to the extent necessary to comply with requirements of the Program, including satisfaction of requirements of the Code, the General Bond Resolution or the Act, second, any amounts due under Section 10.4 hereof and third, to the Borrower.

     Section 4.4. Certificate of Completion. Completion of the Project shall be evidenced by a certificate signed by an Authorized Representative of the Borrower stating that (i) the acquisition and installation of the Project has been completed in accordance with the Plans and Specifications therefor and (ii) except for amounts to be retained in the Construction Account as provided in
Section 4.3(b) hereof, all costs and expenses of acquiring and installing the Project have been paid or provided for and that having attached thereto a certificate of the Borrower or such other evidence satisfactory to the Board to the effect there exist no Liens or encumbrances with respect to the Project other than Permitted Encumbrances or Liens and encumbrances which the Board has waived.

     Section 4.5. Completion by Borrower. To the extent that the Bond Proceeds that are deposited into the Construction Account are not sufficient to pay in full all costs of acquiring, constructing and installing the Project, the
Borrower agrees to pay all such sums as may be necessary to so complete the Project. At the Trustee's request, the Borrower will provide the Trustee with evidence satisfactory to the Trustee as to whether or not the remaining moneys in the Construction Account available to pay the Costs of the Project shall be sufficient to pay the remaining Costs of the Project. In the event that the Trustee shall reasonably determine at any time that the remaining moneys in the Construction Account available for payment of the remaining Costs of the Project shall not be sufficient to pay the costs thereof in full, the Trustee shall give written notice thereof to the Borrower and the Borrower shall promptly pay to the Trustee for deposit into the Construction Account moneys sufficient to pay the Costs of the Project as may be in excess of the moneys available therefor in the Construction Account. The Trustee shall be required to make such determination at any time that the Plans and Specifications are materially revised in accordance with Section 4.2 of this Agreement. The Trustee may rely on the Board's determination. No payment by the Borrower pursuant to this
Section 4.5 shall entitle the Borrower to any diminution or abatement of the other amounts payable by the Borrower under this Agreement or the Note. Section

     4.6. Net Proceeds of Insurance. The Net Proceeds from any insurance, if received prior to the Completion Date of the Project, shall be delivered to the Trustee and deposited in the Construction Account and, if received thereafter, shall be delivered to the Trustee and deposited in the Special Redemption Account.

     Section 4.7. Remedies to be Pursued Against Contractors and Subcontractors and their Sureties. In the event of default of any contractor or subcontractor under any contract made by it in connection with the Project or in the event of a breach of warranty with respect to any materials, workmanship, or performance guaranty, the Borrower shall promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Borrower against the contractor or subcontractor so in default and against each surety for the performance of such contract. The Borrower agrees to advise the Board of the steps they intend to take in connection with any such default. The Borrower may prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Borrower deems reasonably necessary. The Net Proceeds of any amounts recovered pursuant to this Section 4.7, if received prior to the Completion Date, shall be delivered to the Trustee and deposited in the Construction Account and, if received thereafter, shall be
(i) delivered to the Trustee and deposited to the extent attributable to Bond Proceeds, to the credit of the Special Redemption Account and (ii) to the extent attributable to the Borrower's equity required by Section 3.3 or Section 4.5 hereof, paid over to the Borrower free and clear of any provision of this Agreement.

     Section 4.8. Application of Moneys in Cost of Issuance Account. $51,100 will be deposited by the Borrower in the Cost of Issuance Account on the Closing Date. $51,100 of the amount deposited by the Borrower in the Cost of Issuance Account shall be used to pay Restricted Costs of Issuance in excess of $39,000. $9,750 will be paid to the Underwriters on the Closing Date for a portion of their fee due under the Bond Purchase Agreement. If the Cost of Issuance Account is insufficient to pay any claim or cost incurred in connection with the Single Lot Bonds for any reason, the Borrower shall deposit on demand by the Trustee an amount sufficient to pay any remaining Costs of Issuance.

     Section 4.9. Application of Moneys in Capitalized Interest Account. $-0- of Bond Proceeds will be deposited in the Capitalized Interest Account by the Trustee on the Closing Date.

                                    ARTICLE V

                     REPAYMENT PROVISIONS; SECURITY CLAUSES

     Section 5.1. Repayment of Loan.

     (a) Principal on the Loan shall be paid by the Borrower on the dates and in the amounts provided in the Note. Interest on the unpaid balance of the Loan shall be payable at the times stated in the Note at the rates provided in the Note. All such amounts to be so paid shall be paid by the Borrower to the Trustee on behalf of the Board. It is the intention of the parties hereto that the Borrower shall be liable hereunder and under the Note.

     (b) The Note shall provide that interest thereon shall accrue from the date thereof and shall be payable thereon on the first day of the following month and thereafter on the first day of each month until the principal sum of the Loan is discharged, each such payment to include interest payable in advance due to and including the first day of the next succeeding month. The principal amount of the Loan shall be payable thereon at the same times and manner as interest. Principal and interest payments on the Loan shall be made in monthly installments through the date of final maturity of the Note, applied first to the payment of interest then due on the unpaid principal amount of the Loan, and the remaining balance of each such installment applied to the payment and reduction of the unpaid principal amount of the Loan. The monthly installments to be paid on the Loan shall be an amount equal to (i) one-sixth of the interest installment due on the Single Lot Bonds on the next succeeding Bond Payment Date (taking into account such in-advance payments) and (ii) one-twelfth of the Principal Installment due on the Single Lot Bonds on the next succeeding Bond Payment Date on which a Principal Installment is due (taking into account such in-advance payments), such installments to be reduced such that on or before the Bond Payment Date on which a Principal Installment is due any amounts then on deposit in the Holding Account plus the monthly installment then to be paid on the Loan shall equal the Debt Service Payment on the Single Lot Bonds due on such Bond Payment Date. Notwithstanding the foregoing, amounts in the Capitalized Interest Account shall reduce the monthly installments set forth above. Notwithstanding the foregoing, the number and amount of proportional payments of the monthly installments to be paid on the Loan shall be adjusted in accordance with the date of the Note and the dates of the initial interest payment and initial payment of the Principal Installment due on the Single Lot Bonds. All payments on the Note by the Borrower shall be made to the Trustee at the address set forth in Section 12.1 of this Agreement.

     At the request of the Borrower, pending disbursement or application of amounts in the Construction Account, such amounts shall be invested so as to make interest earnings available monthly to be applied as credits against the required loan repayments.

     (c) If on any Bond Payment Date of the Single Lot Bonds the amount then on deposit in the Holding Account shall not be sufficient to pay the interest and Principal Installment due on the Single Lot Bonds as of such Bond Payment Date, the Borrower shall forthwith pay any such deficiency into the Revenue Account for transfer into the Holding Account.

     (d) The Borrower shall have the option to make payments designated as and representing advance loan payments on the Note under and pursuant to this Agreement (or Section 5.2 of this Agreement) to the Trustee for deposit in the Revenue Account. Such payments shall not in any way alter or suspend any obligations of the Borrower under the terms of this Agreement (i) except to the extent that such payment shall be transferred by the Trustee under the provisions of the Board Resolution to the Holding Account and shall result in a credit against payments on the Note as provided in Section 5.1(b) of this Agreement or the retirement of principal amounts of the Single Lot Bonds, pursuant to these provisions, or (ii) except to the extent that such payments shall otherwise be transferred by the Trustee in accordance with the provisions of Section 5.06(a) of the General Bond Resolution and shall result in a credit against payments as provided in Section 5.2 of this Agreement; and the Borrower shall, in either case, continue to perform and be responsible for the performance of all the terms and provisions of this Agreement.

     (e) If at any time the amount held by the Trustee in the Holding Account and the Business Loan Reserve Account shall be sufficient to pay, together with any interest earning to be realized, at the times required the principal of, premium, if any, and interest on the Single Lot Bonds then unpaid, the Borrower shall not be obligated to make any further payments under the foregoing provisions.

     (f) If the Borrower should fail to make the payments of an amount required under this Section 5.1, the amount so in default shall continue as an obligation of the Borrower until it shall have been fully paid, and the Borrower shall pay the same with interest thereon at the Bond Rate until paid.

     (g) The Borrower agrees to make the above-mentioned payments without any further notice, in lawful money of the United States of America which, at the time of payment, shall be legal tender for the payment of public and private debts.

     Section 5.2. Other Amounts Payable.

     (a) The Borrower shall pay to the Trustee for deposit by the Trustee in the Revenue Account, the following amounts (in addition to those amounts described in Section 5.1(b) of this Agreement) at the times set forth below:

          (i) On August 1 and February 1 of each year during the Loan Term, the Lot Loan Fiduciary Payments due with respect to the Bond Year then ended; provided, however, that, to the extent that on any August 1 there are amounts in the Revenue Account in excess of the amounts required to be deposited therein pursuant to Section 5.1, Section 5.2(a)(i), Section 5.2(a)(ii) and Section 5.2(a)(iii) of this Agreement, the amount required to be paid by the Borrower pursuant to this Section 5.2(a)(i) shall be reduced by the amount of such excess;

          (ii) On each Bond Payment Date, a sum sufficient to satisfy any outstanding General Guaranty Fund Reimbursement Amount with respect to the Single Lot Bonds as provided in Section 2.5;

          (iii) On each Bond Payment Date, a sum sufficient so that amounts then on deposit in the Business Loan Reserve Account shall not be less than the Business Loan Reserve Account Requirement with respect to the Single Lot Bonds.

     (b) Notwithstanding anything contained in this Agreement to the contrary, any amount payable as and for an outstanding General Guaranty Fund Reimbursement Amount under Section 5.2(a)(ii) of this Agreement shall not be payable as and for unpaid amounts due under Section 5.1(b) and Section 5.1(f) of this Agreement.

     (c) Notwithstanding anything contained in this Agreement to the contrary, any amount payable pursuant to Section 5.2(a)(iii) of this Agreement shall not be payable as and for unpaid amounts due under Section 5.1(b) and Section 5.1(f) of this Agreement.

     (d) In addition to the foregoing payments, the Borrower shall make such reports and shall pay during the Loan Term the annual fees required to maintain the secondary market trading of the Single Lot Bonds in the State. Such fees shall be paid directly by the Borrower to Minnesota State Treasurer by the time required by law each year, with the Borrower to provide evidence satisfactory to the Board that each such payment has been made.

     (e) In addition to the foregoing payments, the Borrower shall pay any fees of the Board under the Continuing Disclosure Agreement.

     (f) No later than the fifteenth day after the first day of any Bond Year, or at such other times as the Board shall indicate as necessary or appropriate pursuant to Section 148(f)(3) of the Code, the Trustee shall cause to be determined (i) a sum equal to such amounts as are described in Section
148(f)(2)(A) and (B) of the Code with respect to all funds and Related Lot Accounts pertaining to the Single Lot Bonds and (ii) determine the amounts then actually on deposit in the Rebate Account (or that were previously paid therefor to the United States of America as rebate payments) and notify the Borrower in writing of the costs associated with such determination (including the fees and expenses of any rebate consultant, Counsel or Accountant fees incurred in connection therewith) and the excess of amounts described in clause (i) of this subsection over the amounts described in clause (ii) of this subsection. Upon receipt of such notification, the Borrower shall within ten (10) days of such receipt pay an amount equal to (A) all of the costs associated with such determination and (B) the excess of the amounts described in such clause (i) over the amounts described in such clause (ii). This covenant of the Borrower as set forth in this Section 5.2(e), 5.2(f) shall survive the Loan Term, notwithstanding anything contained herein to the contrary.

     Section 5.3. Obligations of Borrower Hereunder Unconditional. The obligations of the Borrower to make the payments required by this Agreement and the Note and to perform and observe any and all of the other covenants and agreements on its part contained herein shall be general obligations of the Borrower, shall be absolute and unconditional irrespective of any defense or any rights of setoff, recoupment or counterclaim it may otherwise have against the Board or the Trustee or any Holders of the Bonds. The Borrower agrees that it will not (i) suspend, discontinue or abate any payment required by this Agreement and the Note or (ii) fail to observe any of its other covenants or agreements in this Agreement, the Note or any Security Instruments, (iii) seek judicial or other relief from the obligation to make any payment required by, or to perform any covenant in, this Agreement and the Note or (iv) except as provided in Section 11.1 hereof, terminate this Agreement for any cause whatsoever including, without limiting the generality of the foregoing, failure to complete the Project, failure of the Borrower to use the Project as contemplated in this Agreement or otherwise, any defect in the title, design, operation, merchantability, fitness or condition of the Project or in the suitability of the Project for the Borrower's purposes or needs, failure of consideration, destruction of or damage to the Project, commercial frustration of purpose, or the taking by Condemnation of title to or the use of all or any part of the Project, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either, or any failure of the Board to perform and observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or in connection with this Agreement. Nothing contained in this Section 5.3 shall be construed to release the Board from the performance of any of the agreements on its part contained in this Agreement.

     Section 5.4. Security Clauses. In order to secure the payment of this Agreement, the Note and the Bonds according to their tenor and effect, and to secure the right of reimbursement of the General Guaranty Fund provided for in
Section 2.5 of this Agreement and the right of reimbursement of the Board provided for in Section 2.6 of this Agreement and to secure the performance by the Borrower of all covenants expressed or implied in this Agreement, as of the Closing Date, the Borrower shall grant and deliver (i) a security lien to the Board in the Equipment purchased with proceeds of the Bonds and other equity requirements, which Security Instruments is to be pledged by the Board to the Trustee for the benefit of Bondholders pursuant to the Board Resolution as security for the Bonds and the Single Lot Bonds. Contemporaneous with the delivery of the Security Instruments, the Borrower shall cause to be delivered a legal opinion on behalf of the Borrower as to the due authorization and execution of this Agreement, the Note and any other Security Instruments and as to the legality, validity and enforceability of such instruments in such form and substance satisfactory to the Board and Bond Counsel. The Security Instruments shall be subject only to Permitted Encumbrances.

     Section 5.5. Investment of Funds and Accounts; Consent to Elections. (a) Notwithstanding anything contained in this Agreement to the contrary, any moneys at any time in the Business Loan Reserve Account, the Construction Account, Holding Account, Optional Redemption Account, Rebate Account, Reconstruction Account, the Reimbursement Account, the Revenue Account, the Special Redemption Account or any other fund or account created under, or authorized by, the General Bond Resolution or the Single Lot Resolution may be invested and reinvested by the Board as provided in Section 5.16 of the General Bond
Resolution and any letter of instruction issued by the Board to the Trustee thereunder, to which such investment and reinvestment, the Borrower hereby consents. Neither the Board nor its members, officers or employees shall be liable for any rate of interest achieved or not achieved on such investment or for any depreciation in the value of, or for any loss arising from, any such investment. Investment income earned from money deposited in any such funds and accounts shall be applied by the Trustee in the manner provided for in the Board Resolution.

     (b) The  Borrower  hereby  consents to the  elections  made by the Board in
Section 5.5 of the Single Lot Resolution with respect to the Series 1997D, Lot 1 Bonds.

                                   ARTICLE VI

                 MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE

     Section 6.1. Maintenance of Property by Borrower. (a) The Borrower agrees that during the Loan Term Borrower will, at Borrower's own expense, (i) keep the Security Property in as reasonably safe condition as its operations shall permit; (ii) make all necessary repairs and replacements to the Security Property (whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen); and (iii) operate the Security Property in a sound and economic manner.

     (b) The Borrower from time to time may, at Borrower's own expense, make any structural additions, modifications or improvements to the Security Property or any part thereof which it may deem desirable. All such structural additions, modifications or improvements so to the Security Property made by the Borrower shall become a part of the Security Property. The Borrower agrees to deliver to the Board all documents which may be necessary or appropriate to convey to the Board a lien of the priority described in Section 5.4 of this Agreement, or other satisfactory security interest in, such Security Property.

     Section 6.2. Installation of Additional Equipment. Subject to the provisions of Section 5.4 of this Agreement, the Borrower from time to time may, at Borrower's own expense, install additional machinery, equipment or other personal property in the Project (which may be attached or affixed to the Security Property), and such machinery, equipment or other personal property shall not become, or be deemed to become, a part of the Security Property. The Borrower shall keep appropriate records of all of such machinery, equipment or other personal property constitutingthe Security Property sufficient to identify the same. The Borrower from time to time may remove or permit the removal of such machinery, equipment and other personal property constituting the Security Property and may create or permit to be created any Lien on such machinery, equipment or other personal property; provided that any such removal of such machinery, equipment or other personal property shall not adversely affect the structural integrity of the Security Property or impair the overall operating efficiency of the Security Property for the purposes for which it is intended and provided further that if any damage is occasioned to the Security Property by such removal, the Borrower agrees to promptly repair such damage at its own expense.

     Section 6.3. Taxes, Assessments and Utility Charges.

     (a) The Borrower agrees to pay, as the same respectively become due, and subject to Section 6.3(b), (i) all taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to (1) the Security Property, (2) any machinery, equipment or other property installed or brought by the Borrower therein or thereon (including without limitation any sale or use taxes), (3) worker's compensation taxes with respect to the employees of the Borrower, and (4) the income or revenues of the Borrower from the Project, (ii) all utility and other charges, including "service charges", incurred or imposed for the operation, maintenance, use, upkeep and improvement of the Security Property, and (iii) all assessments and charges of any kind whatsoever lawfully made by any governmental body for public improvements; provided that, with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Borrower shall be obligated under this Agreement to pay only such installments as are required to be paid during the Loan Term.

     (b) The Borrower may in good faith contest any such taxes, assessments and other charges. In the event of any such contest, the Borrower may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, provided that a reserve in an amount satisfactory to the Board has been established with respect thereto with the Trustee. If the Board or the Trustee shall notify the Borrower that by nonpayment of any such items as to any part of the Security Property will be materially endangered or the Security Property or any part thereof will be subject to loss or forfeiture, however, such taxes, assessments or charges shall be paid promptly or secured by posting a bond in form and substance satisfactory to the Board and the Trustee.

     Section 6.4. Insurance Required. At all times throughout the Loan Term, including without limitation during any period of acquisition and installation of the Project, the Borrower shall, at its own expense, maintain or cause to be maintained insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type paying, as the same become due and payable, all premiums in respect thereto, including, but not necessarily limited to:

     (a) Commercial general liability insurance, fire and special form insurance coverage insuring the Land, the Buildings and the Equipment, boiler and machinery insurance, if appropriate, including business interruption (including rental interruption only if the Building is subleased), or extra expense coverage for a period of not less than one year and such other insurance, flood insurance, if the Land is located in a HUD-designated special flood hazard area, as the Board may reasonably require from time to time. All such insurance shall be obtained from such companies, in such amounts (which shall be the amounts as required by this Agreement) and with such provisions as the Board may deem necessary or desirable to protect its interests and shall contain a waiver of subrogation clause (except worker's compensation insurance), non-contributory standard mortgage clauses and 30-day notice to the Board and the Trustee of cancellation or material change clause. In the event of loss in excess of $50,000 of Equipment, the Borrower will give immediate notice by mail to the Board, and each insurance company concerned is hereby authorized and directed to make payment for such loss with respect to Security Property in excess of $50,000 directly to the Board and the Trustee as their interests appear instead of to the Borrower and the Board jointly, and except as may be hereinafter provided, the application of the proceeds of any insurance award shall be governed by Article VII hereunder.

     (b) Worker's compensation insurance and each other form of insurance which the Borrower is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the Borrower who are located at or assigned to the Project.

     Section 6.5. Additional Provisions Respecting Insurance. (a) All insurance required by Section 6.4 hereof shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by the Borrower and authorized to write such insurance in the State. Such insurance may be written with deductible amounts acceptable to the Board. All policies evidencing such insurance shall provide for (i) payment of the losses to the Borrower, the Board and the Trustee as their respective interests may appear, and (ii) at least thirty (30) days written notice of the proposed cancellation thereof to the Borrower and the Trustee. The policies required by Section 6.4(a) hereof shall contain standard loss payee clauses requiring that all Net Proceeds of insurance resulting from any claim in excess of $50,000 for loss or damage covered thereby be paid to the Trustee.

     (b) All such policies of insurance, or a certificate or certificates of the insurers that such insurance is in force and effect, shall be deposited with the Trustee on or before the Closing Date. Prior to expiration of any such policy, the Borrower shall within five (5) days of such expiration furnish the Trustee evidence that the policy has been renewed or replaced or is no longer required by this Agreement.

     Section 6.6. Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to (i) Section 6.4(a) hereof shall be applied as provided in Section 7.1 hereof and (ii) Section 6.4(b) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

     Section 6.7. Right of Board to Pay Taxes, Insurance Premiums and Other Charges. If the Borrower fails (i) to pay any tax prior to delinquency, assessment or other governmental charge required to be paid by Section 6.3 hereof or (ii) to maintain any insurance required to be maintained by Section
6.4 hereof, the Board or the Trustee may pay such tax, assessment or other governmental charge or the premium for such insurance. No such payment by the Board or the Trustee shall affect or impair any rights of the Board under this Agreement, the Note, and the Security Instruments or of the Board or the Trustee under the Board Resolution arising as a consequence of such failure by the Borrower. The Borrower shall reimburse the Board or the Trustee, as the case may be, for any amount so paid by the Board or the Trustee, as the case may be, pursuant to this Section 6.7, together with interest thereon from the date of payment by the Board at the Bond Rate.

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 7.1. Damage or Destruction.

     (a) If the Security Property shall be damaged or destroyed (in whole or in part) at any time during the Loan Term:

          (i) The Board shall have no obligation to replace, repair, rebuild or restore the Security Property;

          (ii) There shall be no abatement or reduction in the amounts payable by the Borrower under this Agreement (whether or not the Security Property is replaced, repaired, rebuilt or restored); and

          (iii) Except as otherwise provided in Section 7.1(b), the Borrower shall promptly replace, repair, rebuild or restore the Security Property to substantially the same condition and value as an operating entity as existed prior to such damage or destruction, with such changes, alterations and modifications as may be desired by the Borrower, provided that such changes, alterations or modifications do not (A) so change the nature of the Project that it does not qualify under the Act for the financial assistance provided by the Program or (B) adversely affect the tax-exempt status of the interest payable on the Bonds.

     Except as otherwise provided in Section 7.1(b), the Borrower shall apply to the replacement, repair, rebuilding or restoration of the Project so much as may be necessary of any Net Proceeds of insurance resulting from claims for such losses.

     If the claim for loss resulting from such damage or destruction exceeds $50,000, all Net Proceeds of insurance shall be paid to and held by the Trustee in the Reconstruction Account. All Net Proceeds so deposited shall be applied as provided below.

     If the Borrower determines that the Security Property shall be repaired, replaced or restored in whole, the Board hereby authorizes and directs the Trustee, subject to the conditions set forth herein, to make payments from the Reconstruction Account for such purposes or to reimburse the Borrower for costs paid by it in connection therewith by disbursements in accordance with commercially reasonable procedures for payment of costs upon incurrence thereof. In addition, the final disbursement of moneys in such Reconstruction Account shall be withheld until a final certificate of completion is delivered to the Board and the Trustee.

     The Trustee may not make any payments from the Reconstruction Account to repair, restore, replace, modify or improve the Security Property pursuant to this Section 7.1 unless the Borrower has (i) first, obtained a fixed price construction contract or purchase order for the repair, restoration, replacement, modification or improvement of the Security Property, specifying a Completion Date therefore, and (ii) caused the deposit to the Reconstruction Account an amount which, together with the Net Proceeds and all interest to be earned thereon through the Completion Date established in clause (i) above, will be sufficient to pay all costs of repair, restoration, modification and improvement of the Security Property. Thereafter the Trustee, upon receipt of a certificate of an Authorized Representative of the Borrower that payments are required for such purpose, shall apply so much as may be necessary of the Net
Proceeds of such insurance to the payment of the costs of such replacement, repair, rebuilding or restoration, such moneys to be applied either on completion thereof or as the work progresses, at the option of the Board.

     In the event the Borrower has elected to rebuild or restore, and amounts in the Reconstruction Account are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Trustee shall request the Borrower to pay into the Reconstruction Account an amount which, together with Net Proceeds available for such purposes, shall be sufficient to pay all such costs, and, upon receipt of such request, the Borrower shall forthwith pay such amount to the Trustee. In the event that the Borrower fails to pay any such amounts into the Reconstruction Account, then the Single Lot Bonds shall be prepaid in accordance with Section 7.1(b) of this Agreement.

     All such replacements, repairs, rebuilding or restoration made pursuant to this Section 7.1, whether or not requiring the expenditure of the Borrower's contribution, shall automatically become a part of the Security Property as if the same were specifically described herein.

     Any balance of such Net Proceeds remaining after payment of all the costs of such replacement, repair, rebuilding or restoration shall be deposited in the Special Redemption Account held by the Trustee and used only to prepay the Single Lot Bonds as provided in Section 5.11(a) of the General Bond Resolution.

     (b) In the event that the Borrower shall fail or elect not to replace, repair or restore the Security Property, or if an Event of Default under Section
10.1 hereof shall have occurred and be continuing and the Single Lot Bonds have been accelerated, then at the direction of the Board the Net Proceeds of the insurance shall be transferred from the Reconstruction Account to the Special Redemption Account or otherwise paid to the Trustee for deposit into the Special Redemption Account. To the extent that such Net Proceeds so transferred into the Special Redemption Account are not sufficient to pay the Single Lot Bonds in whole pursuant to Section 2.8 of the Single Lot Resolution, the Borrower shall forthwith pay the sum of such deficiency to the Trustee for deposit into the Special Redemption Account.

     (c) The Borrower shall not be obligated to replace, repair, rebuild or restore the Project, and all such Net Proceeds shall be paid to the Borrower for its purposes, if the Single Lot Bonds and interest thereon have been paid in full and all other amounts due and owing hereunder, under the Note and the Security Instruments have been paid in full.

     (d) The Borrower may adjust all claims under any policies of insurance required by Section 6.4(a) hereof; provided, however, that no such claim with respect to an insured event as to which the Board or the Trustee may be or is alleged to be liable may be adjusted without the prior written consent of the Board or the Trustee, as the case may be.

     Section 7.2. Condemnation.

     (a) If at any time during the Loan Term the whole or any part of title to, or the use of, the Security Property shall be taken by Condemnation, the Board shall have no obligation to restore or replace the Security Property and there shall be no abatement or reduction in the amounts payable by the Borrower under this Agreement (whether or not the Security Property is restored or replaced).

     Except as otherwise provided in this Section 7.2(b), the Borrower shall promptly:

          (i) Restore the Security Property (excluding any Land taken by Condemnation) to substantially the same condition and value as an operating entity as existed prior to such Condemnation; or

          (ii) Upon receipt by the Borrower of written approval of the Trustee and the Board as to the location thereof (which approval shall not be unreasonably withheld), acquire, by construction or otherwise, facilities of substantially the same nature and value as an operating entity as the Security Property (hereinafter referred to in this Section 7.2 as "Substitute Facilities"). Such Substitute Facilities shall (A) be of such nature so as to qualify under the Act for the financial assistance provided by the Program, (B) not adversely affect the tax-exempt status of the interest payable on the Single Lot Bonds or any of the Bonds, and (C) be subject to no Liens prior to the Security Instruments or the security interest created by Sections 5.4(b) and 5.4(c) of this Agreement other than Permitted Encumbrances.

     The Borrower shall cause all Net Proceeds of any award in any Condemnation proceeding to be paid to the Trustee which shall hold such moneys in the Reconstruction Account. All Net Proceeds so deposited shall be applied as provided below:

     If the Borrower determines that the Security Property shall be repaired, replaced or restored in whole or Substitute Facilities are to be acquired, the Board hereby authorizes and directs the Trustee, subject to the conditions set forth herein, to make payments from the Reconstruction Account for such purposes or to reimburse the Borrower for costs paid by it in connection therewith by disbursements through a title insurance company with commercially reasonable procedures for payment of costs upon incurrence thereof to the extent approved by an inspecting architect and subject to issuance of insurance of the absence of mechanics or materialman liens affecting the Security Property or Substitute Facilities, as applicable (all at no cost to the Board or the Trustee). In addition, the final disbursement of moneys in such Reconstruction Account shall be withheld until a final certificate of occupancy is delivered to the Board and the Trustee.

     The Trustee may not make any payments from the Reconstruction Account to repair, restore, replace, modify or improve the Security Property or acquire the Substitute Facilities, as applicable, pursuant to this Section 7.2 unless the Borrower has (i) first, obtained a fixed price construction contract or purchase order for the repair, restoration, replacement modification or improvement of the Security Property or the acquisition of Substitute Facilities, as applicable, specifying a Completion Date therefore, and (ii) caused the deposit to the Reconstruction Account an amount which, together with the Net Proceeds and all interest to be earned thereon through the Completion Date established in clause (i) above, will be sufficient to pay all costs of repair, restoration, modification and improvement of the Security Property or the acquisition of Substitute Facilities, as applicable. Thereafter, the Trustee, upon receipt of a certificate of an Authorized Representative of the Borrower that payments are required for such purpose, shall apply so much as may be necessary of such Net Proceeds to the payment of the costs of the restoration of the Security Property or the acquisition of Substitute Facilities at the option of the Borrower, such moneys to be applied either on completion thereof or as the restoration or acquisition progresses, at the option of the Board.

     In the event amounts in the Reconstruction Account are not sufficient to pay in full the costs of such restoration of the Security Property or such acquisition of Substitute Facilities, the Trustee shall request the Borrower to pay into the Reconstruction Account an amount sufficient to pay all such costs, and, upon receipt of such request, the Borrower shall forthwith pay such amount to the Trustee. In the event that the Borrower fails to pay any such amounts into the Reconstruction Account, then the Single Lot Bonds shall be prepaid in accordance with Section 7.2(b) of this Agreement.

     The Security Property, as so restored, or the Substitute Facilities, whether or not requiring the expenditure of the Borrower's contribution, shall automatically become part of the Security Property as if the same were specifically described herein.

     Any balance of such Net Proceeds of any Condemnation award remaining after payment of all costs of such restoration or acquisition shall be deposited in the Special Redemption Account held by the Trustee and used only to prepay the Single Lot Bonds as provided in Section 5.11(a) of the General Bond Resolution.

     (b) In the event that the Borrower shall fail or elect not to replace, repair or restore the Security Property or to acquire Substitute Facilities, or if an Event of Default under Section 10.1 hereof shall have occurred and be continuing and the Single Lot Bonds have been accelerated, then at the direction of the Board the Net Proceeds of the Condemnation Award shall be transferred from the Reconstruction Account to the Special Redemption Account or otherwise paid to the Trustee for deposit into the Special Redemption Account. To the extent that such Net Proceeds so transferred into the Special Redemption Account are not sufficient to pay the Single Lot Bonds in whole pursuant to Section 2.8 of the Single Lot Resolution, the Borrower shall forthwith pay the sum of such deficiency to the Trustee for deposit into the Special Redemption Account.

     (c) The Borrower shall not be obligated to restore the Project or to acquire Substitute Facilities, and all such Net Proceeds shall be paid to the Borrower, if the Single Lot Bonds and interest thereon have been paid in full and all other amounts due and owing hereunder, under the Note and Security Instruments have been paid in full.

     (d) The Board shall cooperate fully with the Borrower in the handling and conduct of any Condemnation proceeding with respect to the Security Property.

     Section 7.3. Condemnation of Borrower Owned Property Other Than Security Property. The Borrower shall be entitled to the proceeds of any Condemnation award or portion thereof made for damage to or taking of any Property which, at the time of such damage or taking, is not part of the Security Property and which is owned by the Borrower.

                                  ARTICLE VIII

                                SPECIAL COVENANTS

     Section 8.1. Qualification in the State. Throughout the Loan Term, the Borrower shall continue to be duly authorized to do business in the State.

     Section 8.2. Hold Harmless Provisions. (a) The Borrower during the Loan Term hereby releases the Indemnified Parties from, agrees that the Indemnified Parties shall not be liable for and agrees to indemnify and hold the Indemnified Parties harmless from and against any and all liability arising from or expense incurred by the Board's making the loan to the Borrower pursuant to this Agreement, including without limiting the generality of the foregoing, all causes of action and reasonable attorneys' fees and any other expenses incurred in defending any suits or actions which may arise as a result thereof, provided that any such liabilities or expenses of the Indemnified Parties are not incurred or do not result from the gross negligence, the intentional or willful wrongdoing of the Indemnified Parties or any of their members, agents or employees.

     (b) Notwithstanding any provision of this Agreement or the Board Resolution to the contrary, the Borrower shall be liable for, and shall hold the Indemnified Parties harmless against, any liability for any failure by any Person to comply with the requirements of Section 103 and Sections 140 through 150, inclusive of the Code, including, without limitation, the failure to make rebate payments due to the United States of America under Section 148 of the Code with respect to the Single Lot Bonds. Further, the Borrower specifically agrees that Indemnified Parties shall not be held liable, or in any way responsible, for any investment of any Fund or Account or the General Guaranty Fund or other "gross proceeds" (as defined in Section 148 of the Code) under the control or custody of the Board or the Trustee or the Escrow Holder or for any mistake or error in the filing of any rebate payments required pursuant to
Section 148 of the Code or the determination of any amount due to the United States of America or for any consequences resulting from any such mistake or error.

     Section 8.3. Maintenance of Existence; Conditions Under Which Exceptions Permitted. The Borrower covenants and agrees to maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it; provided, however, that any mortgages and security interests in personal property entered into by the Borrower in the ordinary course of business with respect to any of its Property shall not be deemed to constitute a disposition of assets for purposes of this Section 8.3 and provided further that, if no Event of Default under this Agreement shall have occurred and is continuing, the Borrower may consolidate with or merge into another domestic corporation organized and existing under the laws of one of the states of the United States of America, or permit one or more such domestic corporations to consolidate with or merge into it, or sell or otherwise transfer to another such domestic corporation all or substantially all of its assets as an entirety and thereafter dissolve, provided that:

     (a) the surviving, resulting, or transferee corporation, as the case may be, is incorporated under the laws of the State or qualifies to do business in the State;

     (b) the surviving, resulting or transferee corporation, as the case may be, assumes in writing all of the obligations of and restrictions on the Borrower hereunder and any other agreement securing the Borrower's performance of its obligations hereunder;

     (c) the consummation of the transaction will not adversely affect the tax-exempt status of the interest payable on the Single Lot Bonds or any of the Bonds then outstanding;

     (d) immediately after the consummation of the transaction, and after giving effect thereto, the surviving, resulting or transferee corporation, as the case may be, complies with the financial covenants of Section 8.19(a), 8.19(b) and 8.19(c); and

     (e) as of the date of such consolidation, merger, sale or transfer, the Board and Trustee shall be furnished with (i) an opinion of Independent Counsel opining as to the compliance with Sections 8.3(a) and 8.3(b), (ii) an opinion of Bond Counsel opining as to the compliance with Section 8.3(c), (iii) an opinion of an Accountant opining as to the compliance with Section 8.3(d) and (iv) a certificate, dated the effective date of such consolidation, merger, sale of transfer, signed by the chief executive officer and the chief financial officer of the Borrower and of the surviving, resulting of transferee corporation, as the case may be, to the effect that immediately after the consummation of the transaction, and after giving effect thereto, no event of default exists under this Agreement (as set forth in Section 10.1 hereof) and no event exists which, with notice or lapse of time or both, would become such an Event of Default and that the provisions of Section 8.3(d) hereof are and will be satisfied.

     Section 8.4. Agreement to Provide Information. The Borrower agrees, whenever requested by the Trustee or the Board, to provide and certify or cause to be provided and certified such information concerning the Borrower, its finances, and such other topics as the Trustee or the Board from time to time reasonably considers necessary or appropriate, including, but not limited to such information as may be necessary to enable the Board to make any reports required by the Act, any other law or governmental regulation or to enable the Board to issue additional lots of Bonds under the General Bond Resolution and publicly or privately market the same.

     Section 8.5. Books of Record and Account; Financial Statements.

     (a) The Borrower agrees to maintain proper accounts, records and books in which full and correct entries shall be made, in accordance with generally accepted accounting principles, of business and affairs of the Borrower. The Board, the Legislative Auditor and the Trustee or their designated agents or representatives shall have the right to inspect such accounts, records and books upon reasonable advance notice during normal business hours.

     (b) Within 120 days after the close of each fiscal year of the Borrower, during the Loan Term, the Borrower shall furnish to the Board and the Trustee, a consolidated balance sheet, a consolidated statement of income and retained earnings, and a consolidated statement of changes in financial position of the Borrower, for the immediately preceding fiscal year, all in reasonable detail including footnotes to such financial statements, such financial statements to be audited and accompanied by the report of an Accountant. In addition to the foregoing, such financial statements shall be accompanied by (i) a report containing all of the calculations required by Section 8.19 to determine whether or not the Borrower is in compliance with the requirements of Section 8.19, such calculations to be prepared by an Accountant from the then-current audited financial statements of the Borrower and (ii) a report to be prepared by an Accountant as to whether any payments on Subordinated Debt have been made contrary to the provisions of this Agreement or the Loan Agreement.

     Section 8.6. Borrower to File Statements With Internal Revenue Service. The Borrower agrees to file, and to cause all Principal Users to file, with the Internal Revenue Service of the United States Treasury Department or any other authorized governmental agency any and all statements or other instruments which may be required by Section 103 and Sections 140 to 150 of the Code, at the times required therein.

     Section 8.7. Release of Equipment.

     (a) The Borrower shall have the right at any time or from time to time to sell or otherwise dispose of all or any part of the Equipment subject, however, to all of the following terms and conditions:

          (i) The Borrower shall, prior to or simultaneously, with any such sale or other disposition of any Equipment, cause to be substituted therefor equipment which is determined by the Board to have a value substantially equal to the value of the item of Equipment so sold or otherwise disposed of at the time said item of Equipment was sold or disposed by the Borrower pursuant to the terms hereof, but which equipment may, however, be of a different kind or type or have a different function or purpose;

          (ii) The security interest granted pursuant to the Security Instruments shall attach to the equipment so substituted upon its acquisition by the Borrower and its installation on the Land and prior to the sale or other disposition of the Equipment originally subject to such security interest;

          (iii) The Borrower shall execute any and all documents, instruments, agreements or other writings (including, but not limited to, one or more Uniform Commercial Code financing statements) and otherwise do all acts and things which the Board shall reasonably deem necessary or advisable to perfect or continue perfection of a security interest in the equipment so substituted;

          (iv) The Borrower shall pay any and all reasonable expenses (including, but not limited to, any applicable filing fees) incurred by the Board or the Trustee in connection with the perfection or continuation of such security interest; and

          (v) The Borrower shall, not less than fifteen days prior to the consummation of any such sale or disposition, furnish the Board with a certificate signed by the Authorized Representative of the Borrower setting forth (1) a description of the item of Equipment which the Borrower proposes to sell or otherwise dispose of, which description has been previously set forth in the copy of Exhibit B hereto maintained by the Trustee in accordance with Section 8.4 of the Single Lot Resolution, (2) a description of the equipment to be proposed to be substituted for the item of Equipment sold or otherwise disposed of, which description shall be sufficient for the creation and perfection of a security interest in said equipment under the Uniform Commercial Code of the State, (3) a statement to the effect that the equipment proposed to be so substituted is now owned by the Borrower and in the possession of the Borrower and is free and clear of all security interests, liens, and encumbrances of any kind whatsoever (other than Permitted Encumbrances), and (4) a submission of reasonable proof satisfactory to the Board that such equipment proposed to be substituted is now owned by the Borrower and in possession of the Borrower and is free and clear of all security interest, liens and encumbrances of any kind whatsoever (other than Permitted Encumbrances).

     The description of substituted equipment provided for in Section 8.7(a) above shall, when furnished to the Board, constitute an amendment or supplement to Exhibit B hereof. Items of Equipment replaced and substituted pursuant to the terms of this Section 8.7(a) shall be deleted from Exhibit B by the Board.

     The Borrower shall not substitute or replace any item of Equipment pursuant to this Section 8.7(a) for any property which is not free and clear of all security interests, liens and encumbrances of any kind whatsoever (other than Permitted Encumbrances).

     (b) The Borrower will from time to time, upon the written request of the Board or the Trustee, file with the Board and the Trustee a list of Equipment currently on the Land and in the Building, which list shall further identify said items of equipment substituted pursuant to Section 8.7(a) hereof and the date and reason for substitution. The Borrower shall have sixty days in which to respond to each such request, but shall be obligated to respond to such request no more than twice each calendar year.

     (c) Notwithstanding the provisions set forth in Section 8.7(a) of this Agreement, the Borrower shall have the right at any time or from time to time to sell or otherwise dispose of all or any part of the Equipment free and clear of the security interest created by the Security Instruments, without being obligated to substitute new equipment therefor, if:

          (i) All of the items of Equipment so disposed during the term of the Loan have an aggregate Appraised Value at the time of disposition of less than $50,000 (the Borrower is to furnish to the Board written evidence of such Appraised Value for each item of Equipment so disposed); or

          (ii) The ratio of the outstanding principal amount of the Loan to the Appraised Value of the Security Property (excluding the items of Equipment to be so disposed) at the time of proposed disposition shall not exceed seventy five percent (75%) (the Borrower are to furnish to the Board written evidence of such Appraised Value of the Security Property); or

          (iii) The amount of the Appraised Value of the items of Equipment to be disposed of, to the extent such Appraised Value exceeds the amount described in clause (i), is deposited in the Special Redemption Account.

     Section 8.8. Certificate of No Default. The Borrower agree to deliver to the Trustee and to the Board within 120 days after the close of each fiscal year of the Borrower, a certificate of an Authorized Representative of the Borrower
(a) to the effect that the Borrower is not aware of any condition, event or act which constitutes an Event of Default hereunder or under the Security Instruments, and no condition, event or act which, with notice of lapse of time, or both, would constitute such an Event of Default, or if any such condition, event or acts exists, specifying the same, and (b) to the effect that an Authorized Representative of the Borrower is not aware of any failure in the payment of any part of the principal of or interest on any outstanding indebtedness of the Borrower for money borrowed and as the same shall become due and payable, whether at the stated maturity of such indebtedness or at a date fixed for redemption or otherwise, or the acceleration of the maturity of any such indebtedness following a default under the terms of any agreement or instrument relating to any such indebtedness.

     Section 8.9. Notice of Default. The Borrower will forthwith, upon the occurrence of an Event of Default hereunder or under the Security Instruments or upon the occurrence of a condition, event or act which, with notice or lapse of time, or both, would constitute such an Event of Default, notify in writing the Trustee and the Board of the occurrence of such Event of Default.

     Section 8.10. Assignment and Leasing.

     (a) This Agreement may be assigned in whole or in part and the Project may be sold or leased as a whole or in part by the Borrower only with the prior written consent of the Board and provided further that:

          (i) No assignment (other than pursuant to Section 8.3 hereof) or sale or lease shall relieve the Borrower from primary liability for any of its obligations hereunder;

          (ii) The assignee, transferee or lessee shall assume the obligations of the Borrower hereunder to the extent of the interest assigned, transferred or leased, except no such assumption shall be required if the subject lease is a true lease for federal tax purposes;

          (iii) The Borrower shall, within ten (10) days after the delivery thereof, furnish or cause to be furnished to the Board and to the Trustee a true and complete copy of each such assignment, instrument of transfer or lease, as the case may be, and the instrument of assumption (where required);

          (iv) The tax-exempt status of the interest on the Bonds then outstanding shall not be adversely affected thereby;

          (v) The assignment, transfer or lease shall be subject and subordinate to the Lien of this Agreement, the Security Instruments and the Pledge; and

          (vi) Neither the validity nor the enforceability of this Agreement, the Security Instruments or any security interest created thereunder shall be adversely affected thereby.

     (b) As of the purported effective date of any assignment, transfer or lease pursuant to Section 8.10(a), the Borrower shall furnish the Trustee with an opinion, in form and substance satisfactory to the Board, (i) of Bond Counsel opining that the tax-exempt status of the interest on the Bonds will not be adversely affected thereby, (ii) if required by the Board, of Independent Counsel that the assignment, transfer or lease is subject and subordinate to the Lien of the Security Instruments and the Pledge, (iii) of Independent Counsel that neither the validity nor the enforceability of this Agreement, the Note and the Security Instruments will be adversely affected thereby and (iv) of Independent Counsel opining that the assumption of obligations of the Borrower by any Person pursuant to Section 8.10(a)(ii) hereof will constitute a valid and legally enforceable assumption by such Person.

     (c) Any reassignment, transfer or sublease in turn of any assignment, transfer or lease entered into pursuant to Section 8.10(a) shall comply with and be subject to all the provisions of Sections 8.10(a) and 8.10(b). Any sublease in turn of a lease entered into pursuant to Section 8.10(a) shall be subject and subordinate to such original lease or sublease.

     Section 8.11. Right to Inspect the Project and Security Property. The Board, the Trustee and the duly authorized agents of either of them shall have the right at all reasonable times and upon reasonable advance notice, to inspect the Project and the Security Property.

     Section 8.12. Compliance With Orders, Ordinances, etc.

     (a) The Borrower agrees throughout the Loan Term to promptly comply with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Security Property or any part thereof, or to any use, manner of use or condition of the Security Property or any part thereof.

     (b) Notwithstanding the provisions of Section 8.12(a), the Borrower may in good faith contest the validity or the applicability of any requirement of the nature referred to in such subsection (a). In such event, the Borrower may fail to comply with the requirement or requirements so contested during the period of such contest and any appeal therefrom, unless the Board or the Trustee shall notify the Borrower that by failure to comply with such requirement or requirements the Lien of the Security Instruments or the security interest created by Section 5.4(a) and 5.4(b) of this Agreement as to any part of the Security Property may be materially endangered or the Security Property or any part thereof may be subject to loss or forfeiture, in which event the Borrower shall promptly take such action with respect thereto as shall be satisfactory to the Trustee.

     Section 8.13. Liens and Encumbrances.

     (a) During the Loan Term and subject to the provisions of Section 5.4 of this Agreement, the Borrower shall not permit or create or suffer to be permitted or created any Lien, except for Permitted Encumbrances, upon the Security Property or any part thereof, nor may the Borrower assign, sell or otherwise dispose of the Security Property or any part thereof, without the prior written consent of the Board, which shall not be unreasonably withheld. Any such Lien, if nonetheless created or permitted, shall be discharged by the Borrower forthwith.

     (b) Notwithstanding the provisions of Section 8.13(a), the Borrower may in good faith contest any Lien upon the Security Property or any part thereof by reason of any labor, services or materials rendered or supplied or claimed to be rendered or supplied with respect to the Project or any part thereof. In such event, the Borrower may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless the Board shall notify the Borrower that by nonpayment of any such item or items the Lien of the Security Instruments or the security interest created by Section 5.4(a) and 5.4(b) of this Agreement may be materially endangered or the Security Property or any part thereof may be subject to loss or forfeiture, in which event the Borrower shall promptly secure payment of all such unpaid items by filing a bond, in form and substance and in such amount satisfactory to the Trustee, thereby causing a Lien to be removed.

     (c) Upon the request of the Board or the Trustee, the Borrower shall provide the Board and the Trustee, within sixty (60) days of such request, with proof satisfactory to the Trustee that all items of Security Property continue to be free and clear of all Liens (other than Permitted Encumbrances).

     Section 8.14. Identification of Equipment. All Equipment shall be properly identified by the Borrower by appropriate records, including computerized records.

     Section 8.15. Relocation of the Equipment. The Borrower covenants and agrees that during the Loan Term it will not remove the Equipment (except in accordance with the terms of Section 8.7 hereof) from the Land to a new location either within or outside of the State, without first obtaining the express written consent of the Board with respect to such removal and relocation.

     Section 8.16. Security Instruments Covenants. The Borrower covenants and agrees to perform all of the obligations and covenants imposed upon it pursuant to the Security Instruments and the Borrower agrees that any failure to perform such covenants shall, after the lapse of any applicable cure periods therein expressly provided, constitute a default for purposes of this Agreement.

     Section 8.17. Covenant Against Discrimination. The Borrower covenants and agrees that in the performance of this Agreement the Borrower will not discriminate or permit discrimination against any person or group of persons on the grounds of race, color, religion, national origin or sex in any manner prohibited by the laws of the United States of America or of the State.

     Section 8.18. Employment Records. Within sixty (60) days after the close of each calendar year, the Borrower shall furnish a written report to the Board of the total number of employees at the Project, and shall separately indicate: (a) the number of permanent new jobs which was estimated to be created by the Project on the Borrower's application to the Board, with job descriptions and annual salaries; (b) which of these permanent new jobs are currently filled; and
(c) the average number of full-time, part-time or seasonal employees at the Project within the three (3) categories of (i) professional, managerial, technical, (ii) skilled, and (iii) semi-skilled or unskilled for the current reporting period. In addition, such report shall contain information with respect to employment at the Project that is specified by the Board as being required to be contained in the employment reports described in Minnesota Statutes, Section 469.154, Subd. 7.

     Section 8.19. Certain Financial Covenants.

     (a) For the fiscal year of the Borrower beginning September 30, 1997 and thereafter, during the Loan Term and as of the date of any calculation, the Borrower shall maintain a ratio of (i) earnings before paying interest on all Indebtedness, taxes and making allowances for depreciation and amortization (all in accordance with generally accepted accounting principles) plus capitalized interest on the Bonds to (ii) regularly scheduled payments of principal and interest on all Funded Indebtedness of the Borrower averaged for the last three
(3) full fiscal years for the Borrower of at least 1.5 to 1.0; provided that the year ending September 30, 1995 shall not be included in the calculations. The outstanding principal amount of all Series 1997D, Lot 1 Bonds shall constitute Funded Indebtedness of the Borrower for purposes of this Section.

     (b) During the Loan Term, the Borrower shall maintain at all times during each fiscal month in each period set forth below (calculated at the end of each fiscal month during each period set forth below) its Net Worth at or above the level set forth below opposite each such period:

        October 1, 1996, through
         August 31, 1997                                     $1,500,000

        September 1, 1997, through
         August 31, 1998                                     $1,600,000

        September 1, 1998, through
         August 31, 1999                                     $2,100,000

        September 1, 1999 and
        thereafter                                           $2,400,000

     (c) During the Loan Term, the Borrower shall maintain at all times during each fiscal month in each period set forth below (calculated at the end of each fiscal month during each period set forth below) its Indebtedness to Net Worth ratio at or below the level set forth below opposite each such period:

        October 1, 1996, through
         August 31, 1997                                     2.00 to 1.00

        September 1, 1997, through
         August 31, 1998                                     2.25 to 1.00

        September 1, 1998 and
         thereafter                                          1.75 to 1.00

     (b) Notwithstanding anything contained herein to the contrary, the failure by the Borrower to comply with the provisions of either Section 8.19(a), (b) or
(c) of this Agreement shall not constitute an Event of Default under this Loan Agreement, but shall result in the following requirements of the Borrower during the continuance of such failure:

          (i) The Borrower shall not, without the prior written consent of the Board, incur any Funded Indebtedness other than Subordinated Indebtedness and other than purchase money indebtedness for real or personal property usable in the business of the Borrower.

          (ii) The Borrower shall not, without the prior written consent of the Board, pay any annual increases in total compensation (excluding insurance, health, dental and pension benefits) to the shareholders, directors and officers of the Borrower, or any person who is related by blood or marriage, any of such shareholders, directors and officers in excess of 7% per annum.

     (c) Failure to comply with the provisions of Sections 8.19(d) shall constitute an Event of Default hereunder.

     (d) The calculations required by this Section 8.19 shall be prepared and certified by an Accountant and submitted to the Board and the Trustee annually pursuant to Section 8.5.

     Section 8.20. Covenant Against Loans, Transfers, etc. The Borrower covenants and agrees that it will not, without the prior written consent of the Board, make any loans or transfer title to any of its assets to any officer, member or stockholder of the Borrower unless the loan or transfer is determined to be the same as if it were at arm's length, between unrelated parties, in an amount or at fair market value in the aggregate in excess of $10,000 in any single fiscal year of the Borrower.

     Section 8.21. Covenant Against Sale, Gift, Purchase or Redemption of Stock. The Borrower covenants and agrees that it will not, without the prior written consent of the Board, gift, purchase, sell or redeem any capital stock of the Borrower or purchase any treasury stock of the Borrower, if, after giving effect to such transaction, (a) the Borrower would not be in compliance with Section 8.19(a), (b) or (c) of this Loan Agreement.

     Section 8.22. Vacant Positions. The Borrower agrees to list any vacant new positions with the job services of the Commissioner of Jobs and Training or a local service units as required by Minnesota Statutes Section 268.66.

     Section 8.23. Prevailing Wages. The Board hereby notifies the Borrower that the Loan made pursuant to the Loan Agreement constitutes "financial assistance" from a "state agency" within the meaning of Article 10, Section 7 of Chapter 604, Minnesota Laws (1990) and, therefore, the requirements of subdivision (2) and the penalties of subdivision (3) of such statute apply to Borrower and the Project except as and to the extent that it is determined that the exception set forth in subdivision (5) of such statute is applicable. The Board makes no representation as to the applicability or meaning of such exception and the Borrower hereby agrees to comply with such statute to the extent and in the manner provided by law.

     Section 8.24. Covenant Against Dividends, etc. The Borrower covenants and agrees that it will not, without the prior written consent of the Board, pay or declare any dividends on any class of its capital stock to any officer or stockholder of the Borrower, in an amount or at fair market value in the aggregate in excess of $-0- in any single fiscal year of the Borrower.

     Section 8.25. Covenant Against Unreasonable Compensation. The Borrower covenants and agrees that it will not pay directors' and officers' salaries or provide any form of compensation to its directors and officers in excess of that reasonable for services rendered.

     Section 8.26. Job Creation. The Borrower will create 15 new jobs which pay more than mminimum wage exclusive of all benefits and taxes from the Closing Date to January 15, 2000.

                                   ARTICLE IX

                           PLEDGE OF CERTAIN INTERESTS

     Section 9.1. Pledge of Certain Interests to Bondholders. (a) The Board under Section 1.04 of the General Bond Resolution and under Section 6.1 of the Single Lot Resolution has Pledged all of its rights and interest and all provisions of this Agreement and the Note (except pursuant to Section 8.2 hereof), and the Security Instruments as security for the payment of the principal of, premium, if any, and interest on the Bonds and the Single Lot Bonds. Such Pledge shall in no way impair or diminish any obligation of the Borrower under this Agreement, the Note and the Security Instrumentsor the Guarantor and the Guaranty. The Borrower hereby consent to such Pledge by the Board.

     (b) Except as provided in this Section 9.1 and in Article X of this Agreement and except as otherwise expressly provided in this Agreement, the Note and the Security Instruments, the Board shall not sell, assign, transfer, convey or otherwise dispose of its interest in or its rights under this Agreement, the Note and the Security Instruments, without the prior written consent of the Borrower.

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

     Section 10.1. Events of Default Defined.

     (a) The following shall be "Events of Default" under this Agreement and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

          (i) The failure by the Borrower to pay or cause to be paid, when due, the amounts specified to be paid pursuant to Section 5.1, Section 5.2(a) or
     Section 11.1(a) hereof and the Note; or

          (ii) The failure by the Borrower to observe and perform any covenant contained in Section 8.3 hereof; or

          (iii) The failure by the Borrower to observe and perform any covenant, condition or agreement hereunder or the Security Agreement on its part to be observed or performed (except obligations referred to in Sections 10.1(a)(i), 10.1(a)(ii), 10.1(a)(iv), 10.1(a)(v) and 10.1(a)(vi) hereof) on the earlier of (A) written notice thereof specifying such failure in the event that the failure is not of the type or nature which the Board reasonably believes can be remedied within thirty (30) days or (B) the thirty-first (31st) day after written notice, specifying such failure and requesting that it be remedied, given to the Borrower by the Board or the Trustee; or

          (iv) The dissolution or liquidation of the Borrower or Guarantor or the filing by the Borrower or Guarantor of a voluntary petition in bankruptcy, or the failure by the Borrower or Guarantor within sixty (60) days to lift any execution, garnishment or attachment of such consequence as will impair such Person's ability to carry on its operations at the Project, or the commission by the Borrower or Guarantor of any act of bankruptcy, or the adjudication of the Borrower or Guarantor as a bankrupt, or the assignment of assets by the Borrower or Guarantor for the benefit of its creditors, or the entry by the Borrower or Guarantor into an agreement of composition with such Person's creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Borrower or
     Guarantor in any proceeding for its reorganization instituted under the provisions of any state or Federal bankruptcy or similar law, or appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver of the whole or a substantial portion of the Properties of the Borrower or Guarantor (unless such receiver is removed or discharged within sixty (60) days of the date of his qualification). The term "dissolution or liquidation" of the Borrower or the Guarantor as used in this subsection shall not be construed to include any transaction permitted by Section 8.3 hereof; or

          (v) The failure in the payment of any part of the principal of or interest on any Indebtedness of the Borrower or Guarantor for money borrowed having an outstanding principal amount of $100,000 or more, when and as the same shall become due and payable, whether at the stated maturity of such Indebtedness or at a date fixed for redemption or otherwise, which failure results in the acceleration of the maturity of any such indebtedness following a default under the terms of any agreement or instrument relating to any such indebtedness; or

          (vi) The occurrence and continuance of an "event of default" under the Security Instruments; or

          (vii) The  failure of  Borrower  to comply  with the  requirements  of
     Section 4.2 or Section 5.4 hereof as and when applicable; or

     (b) Notwithstanding the provisions of Section 10.1(a), if by reason of force majeure either party hereto shall be unable in whole or in part to carry out its obligations under this Agreement and if such party shall give notice and full particulars of such force majeure in writing to the other party and to the Trustee within a reasonable time after the occurrence of the event or cause relied upon, the obligations under this Agreement of the party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of the inability, which shall include a reasonable time for the removal of the effect thereof. The suspension of such obligations for such period pursuant to this subsection (b) shall not be deemed an Event of Default under this Section 10.1. Notwithstanding anything to the contrary in this subsection (b), an event of force majeure shall not excuse, delay or in any way diminish the obligations of the Borrower to make the payments required by
Section 5.1, Section 5.2 and Section 11.1(a) hereof, to obtain and continue in full force and effect the insurance required by Section 4.6 and Section 6.4 hereof, to provide the indemnity required by Section 8.2 hereof and to comply with the provisions of Sections 2.3(a), 2.3(d), 2.3(e), 2.3(p), 2.3(q), 2.3(r),
2.3(t),  2.3(w),  2.3(x),  2.3(y), 4.3, 5.2(e), 5.2(f), 5.3, 6.3, 6.5, 6.6, 6.7,
8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10,  8.11,  8.12,  8.13,  8.15, 8.16, 8.17,
8.18, 8.19, 8.20, 8.21, 8.22, 8.23, 8.24, 8.25 and 8.26 hereof.  The term "force majeure" as used herein shall include, without limitation, acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, orders of any kind of the government of the United States of America or of the State or any of their departments, agencies, governmental subdivisions, or officials, or any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fire, hurricanes, storms, floods, washouts, droughts, arrests, restraint of government and people, civil disturbances, explosions, breakage or accident to machinery, transmission pipes or canals, partial or entire failure of utilities, or any other cause or event not reasonably within the control of the party claiming such inability.

     Section 10.2. Remedies on Default.

     (a) Whenever any Event of Default shall have occurred, the Board or the Trustee may take any one or more of the following remedial steps:

          (i) Declare, by written notice to the Borrower, to be immediately due and payable, whereupon the same shall become immediately due and payable and so accelerated: (A) all unpaid amounts payable pursuant to Section 5.1 hereof, and pursuant to the Note (constituting principal on the Loan and accrued but unpaid interest thereon) and (B) all other payments due under this Agreement and pursuant to the Note (whether or not constituting principal on the Loan and accrued but unpaid interest thereon);

          (ii) Terminate the disbursement of any moneys in the Construction Account in accordance with Section 4.3 hereof and, upon acceleration of the Loan pursuant to Section 10.2(a)(i) of this Agreement, transfer such moneys to the Special Redemption Account;

          (iii) Foreclose and otherwise enforce the Security Instruments on, and any security interest in and the Equipment;

          (iv) As provided in the Security Instruments, take possession of the Equipment and for that purpose the Borrower agrees that (a) the Borrower will, when so requested by the Board or the Trustee assemble the Equipment and make it available to the Board or the Trustee on the premises on which it is located and (b) the Board and the Trustee, their employees, agents and representatives shall have the right to peacefully enter upon any premises in the possession of the Borrower wherein the Equipment or any part thereof may be located and take possession of and remove such Equipment without interference or hindrance from the Borrower, the officers, agents or employees or any person associated therewith;

          (v) Upon fifteen (15) calendar days' notice to the Borrower (which the Borrower hereby agree is commercially reasonable) the Board or Trustee may proceed to sell or otherwise dispose of the Equipment or any part thereof by public or private sale in any commercially reasonable manner (and without intending to limit the generality of the foregoing, the Borrower hereby agrees that the sale of such property at a public auction conducted by a reputable auctioneer in the manner in which such auctions are usually conducted is commercially reasonable); and

          (vi) Take any other action at law or in equity which may appear necessary or desirable to collect the payments then due or thereafter to become due and to enforce the obligations, agreements or covenants of the Borrower under this Agreement and the Note or the Guarantor under the Guaranty.

     (b) Any sums  realized as a  consequence  of any action  taken  pursuant to
Section 10.2(a) shall be paid to the Trustee and shall be applied by the Trustee, subject to the provisions of Section 7.04 of the General Bond Resolution, in accordance with the provisions of Section 6.06(d) of the General Bond Resolution, to which such application the Borrower hereby consents.

     Section 10.3. Remedies Cumulative. No remedy herein conferred upon or reserved to the Board is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Board to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Agreement and the Note or required by law.

     Section 10.4. Agreement to Pay Attorneys' Fees and Expenses. In the event the Board or the Trustee should employ attorneys or incur other expenses in response to any request of the Borrower or for the collection of amounts payable hereunder or the implementation or enforcement of performance or observance of any obligations or agreements on the part of the Borrower herein contained, including without limitation obligations and agreements under this Section, the Borrower shall, on demand therefor, pay to the Board or the Trustee the reasonable fees of such attorneys (determined at their usual and customary rates) and such other expenses so incurred. Commencement of a lawsuit to recover any amount payable under this Agreement or the Note shall be deemed a demand for payment of all expenses incurred in the course of such lawsuit, including without limitation attorneys' fees incurred in connection with such lawsuit.

     Section 10.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained herein should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder including without limitation a subsequent breach or subsequent breaches of the same provision of this Agreement.

                                   ARTICLE XI

                         EARLY TERMINATION OF AGREEMENT;
                               PREPAYMENT OF LOAN

     Section 11.1. Early Termination of Agreement.

     (a) The Borrower shall terminate this Agreement and shall comply with the requirements set forth in Section 11.2 hereof within 150 days after a Determination of Taxability. The obligation of the Borrower to comply with the requirements of this Section 11.1(a) shall be absolute and unconditional to the same extent as provided in Sections 5.1 and 5.3 of this Agreement. Section 12.9 shall apply to any such termination.

     (b) The Borrower shall have an option to terminate this Agreement upon filing with the Board and the Trustee a certificate signed by an Authorized Representative of the Borrower stating the Borrower's intention to do so on the next succeeding Bond Payment Date pursuant to this Section 11.1(b) and complying with the requirements of Section 3.02(b) of the General Bond Resolution and upon further compliance with the requirements set forth in Section 11.2 hereof.

     Section 11.2. Conditions to Early Termination of Agreement. In the event the Borrower exercises its right or is required to terminate this Agreement in accordance with any provision of Section 11.1 hereof, the Borrower shall comply with the requirements set forth in the following three subsections:

     (a) The following payments shall be made:

          (i) To the Trustee for the account of the Board: at least thirty days prior to the Bond Payment Date, an amount certified by the Trustee which, when added to the total amount on deposit with the Trustee for the account of the Board and the Borrower and available for such purpose, will be sufficient (A) to pay, for deposit into the Special Redemption Account, the amount required by Section 2.8(a) of the Single Lot Resolution as the Redemption Price for the Single Lot Bonds in connection with the redemption in whole of such Bonds, if such termination is pursuant to Section 11.1(a) hereof, or (B) to pay, for deposit into the Optional Redemption Account, the Redemption Price of the Single Lot Bonds in connection with the redemption in whole of such Bonds, in accordance with the terms of Section 2.7(a) of the Single Lot Resolution, together with all interest on such Single Lot Bonds which will accrue to the date of prepayment (which shall be the next succeeding Bond Payment Date for which the Trustee may give notice pursuant to Section 3.03 and Section 3.04 of the General Bond Resolution), if such termination is pursuant to Section 11.1(b) hereof;

          (ii) To the Board: an amount certified by the Board sufficient to pay all unpaid fees and expenses of the Board incurred under this Agreement and the Board Resolution; and

          (iii) To the appropriate Person: an amount sufficient to pay all other fees, expenses or charges, if any, due and payable or to become due and payable under this Agreement and the Board Resolution and not otherwise paid or provided for.

     (b) The certificate required to be filed pursuant to Section 11.1(b), shall specify the date upon which the payments pursuant to Section 11.2(a) shall be made, which date shall not be less than ninety (90) nor more than one hundred twenty (120) days from the date such certificate is filed with the Board and the Trustee.

     Section 11.3. Discharge of Lien. If the Borrower shall pay or cause to be paid, or there shall otherwise be paid, to the Holders of all outstanding Single Lot Bonds or to the Trustee with respect thereto, the principal or Redemption Price, if applicable, and interest due or to become due at the times and in the manner stipulated therein, then the rights in the Security Property hereby granted and all covenants, agreements and other obligations of the Borrower hereunder to the Board and the Trustee shall thereupon cease, terminate and become void and be discharged and satisfied. In such event, the Board and the Trustee shall cancel and discharge the Lien of the Security Instruments and the security interest in the Equipment created by the Security Instruments and execute and deliver to the Borrower all such instruments as may be appropriate to evidence such discharge and satisfaction of such liens. After payment in full of the Single Lot Bonds and the interest thereon and the payment of all fees, charges, expenses and other amounts required to be paid under this Agreement, the Note and the Single Lot Resolution, all amounts on deposit with the Trustee for the account of the Board and the Borrower under this Agreement, the Note and the Single Lot Resolution, if any, shall be applied by the Trustee in accordance with the provisions of Section 5.21 of the General Bond Resolution.

     Section 11.4. Prepayment of Loan in Part.

     (a) The Borrower shall have the Option to prepay the Loan in part upon filing with the Board and Trustee a certificate signed by an Authorized
Representative stating the Borrower's intention to do so pursuant to this Section and complying with the requirements of Section 2.7(a) of the Single Lot Resolution and Section 3.02(b) of the General Bond Resolution. Such certificate shall specify the date (which shall be a Bond Payment Date) and amount of the partial prepayment of the Loan, which date shall not be more than one hundred twenty (120) days nor less than ninety (90) days after such notice.

     (b) Upon the filing of such certificate, the Borrower shall pay to the Trustee for the account of the Board a sum sufficient to pay, for deposit into the Optional Redemption Account, the Redemption Price of the amount of the Single Lot Bonds to be redeemed (from the amounts to be prepaid on the Loan as certified in Section 11.4(b) of this Agreement) in accordance with the terms of
Section 2.7(a) of the Single Lot Resolution, together with all interest on such Single Lot Bonds which will accrue to the date of prepayment.

     Section 11.5. Refunding Consent. If after August 1, 1997 the Board certifies to the Borrower that it wishes to refund the Single Lot Bonds in order to permit the Board to amend the provisions of the General Bond Resolution or the General Guaranty Fund Pledge and Escrow Agreement without the necessity of obtaining Bondholder consent, the Borrower hereby consents to the issuance of a Lot of refunding Bonds to refund the Single Lot Bonds at the then prevailing rates of interest (provided that the interest payable on such refunding Bonds shall continue the tax-exempt status of the Single Lot Bonds, if any), provided, however, that Borrower will continue to make the same payments due on the Note as established in the Single Lot Resolution as of the Date of Issuance and under this Agreement and that any increase or decrease in payments shall be paid to or received by the Board. In connection with any such refunding, the Borrower hereby covenants to amend or supplement this Agreement and the Security Instruments (and shall cause the Guarantor to amend the Guaranty), to such extent, or to provide substitute documents therefor, as in the opinion of the Board shall be necessary to effect such refunding, including the payment of debt service on such refunding Bonds when and as due and at the rate of interest set forth therein. The Borrower hereby consents, in connection with such refunding, to any deposit by the Board of all or part of the proceeds of such refunding Bonds (i) into the Special Redemption Account to prepay in whole the Single Lot Bonds or (ii) to be held by the Trustee to defease the Single Lot Bonds in accordance with the provisions of Section 11.02 and Section 11.03 of the General Bond Resolution.

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.1. Notices. All notices, other than interest billing notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when delivered and, if delivered by mail, shall be sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

    To the Board:             Minnesota Agricultural and
                                    Economic Development Board
                                  500 Metro Square
                                  121 7th Place East
                                  Saint Paul, Minnesota 55101
                                  Attention:  Financial Management Division
                                  (Department of Trade and Economic Development)

    To the Borrower:          Sparta Foods, Inc.
                                   2570 Kasota Avenue
                                   St. Paul, Minnesota 55108
                                   Attention: Merrill Ayers

    To the Trustee:           First Bank National Association
                                   c/o First Trust National Association
                                   180 East Fifth Street
                                   St. Paul, Minnesota 55101
                                   Attention: Corporate Trust Administration

A duplicate copy of each notice, certificate and other communication given hereunder by either the Board or the Borrower to the other shall also be given to the Trustee. The Board, the Borrower and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates and other communications shall be sent.

     Section 12.2. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Board, the Borrower and their respective personal representatives, heirs, devisees, successors and assigns (as applicable) and shall create no rights in any other parties except as may be specifically set forth elsewhere in this Agreement.

     Section 12.3. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 12.4. Amendments, Changes and Modifications. This Agreement, the Security Instruments and the Note may not be amended, changed, modified, altered or terminated without the concurring written consent of the Bondholders, except as provided in Section 6.08 of the General Bond Resolution. Wherever the consent or approval of the Board or the Trustee is required or permitted under this Agreement, the Note or the Security Instruments, such consent or approval shall not be unreasonably withheld (based upon the standards set forth in the General Bond Resolution) and shall be promptly given (but this provision shall not be deemed to require any special meetings by the Board).

     Section 12.5. Data Privacy Disclosure. The Borrower understands that the data which the Borrower provides pursuant to the Agreement, including, but not limited to, information required under Section 8.3, Section 8.4, Section 8.5,
Section 8.6, Section 8.8 and Section 8.19 will be used by the Board to:

          (a) Assess Borrower's financial status;

          (b) Make any reports required by the Act, any other law or government regulation in accordance with Minnesota Statutes Section 13.77;

          (c) Provide such information to the public, including, but not limited to, potential purchasers of its Bonds, Bondholders, Bond Counsel and the Board's underwriters and placement agents, as is needed in connection with the sale, issuance and payments of Bonds;

          (d) Enforce this agreement and any mortgage or other security instrument between the Borrower and the Board; and

          (e) Operate and evaluate its Program.

The Borrower further understands that there is a possibility that the data might constitute a public record and may be examined by anyone. The Borrower hereby consents to the use of such data as described above and to its public disclosure. Failure to provide the required data may constitute an Event of Default under Section 10.1. In the event a Person other than the Trustee, investment bankers representing the Board or any agent thereof requests the information described in Sections 8.4, 8.5, 8.18 or 8.19, the Board shall exercise its best efforts to provide the Borrower advance notice of its intention to provide such information to such Person.

     Section 12.6. Execution of Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 12.7. Applicable Law. This Agreement shall be governed exclusively by the applicable laws of the State.

     Section 12.8. Recording and Filing. (a) The financing statements perfecting the security interests created by the Security Instruments or by this Agreement in all amounts payable hereunder shall be recorded or filed, as the case may be, in such office or offices as may at the time be provided by law as the proper place for the recordation or filing thereof. The Borrower shall be responsible for such recording and filing and shall bear the expense associated therewith and in connection with the continued validity and perfection thereof.

     (b) The Board and the Borrower shall execute and deliver all instruments and shall furnish all information necessary or appropriate to perfect or protect any security interest created or contemplated by this Agreement, the Security Instruments or the Board Resolution.

     Section 12.9. Survival of Obligations. This Agreement and the Note shall remain in full force and effect until the Series 1997D Bonds, together with all interest thereon, and all amounts payable under this Agreement, the Security Instruments and the Note and the Board Resolution shall have been paid in full. However, the obligations of the Borrower to make the payments required by
Section 5.1 and Section 5.2 hereof and Article XI hereof, and to provide the indemnity required by Section 8.2 hereof and payment of attorney fees required by Section 10.4 hereof, shall survive the termination of this Agreement and the full payment of the Single Lot Bonds.

     Section 12.10. Table of Contents and Section Headings Not Controlling. The Table of Contents and the headings of the several Sections in this Agreement have been prepared for convenience of reference only and shall not control, affect the meaning of or be taken as an interpretation of any provision of this Agreement.

     Section 12.11. Limited Liability. The Act prescribes and the parties intend that by reason of making this Agreement, by reason of the issuance of the Single Lot Bonds, by reason of the performance of any act required of the Board by this Agreement, or by reason of the performance of any act requested of the Board by the Borrower, no indebtedness or charge against the general credit or taxing powers, if any, of the Board within the meaning of any constitutional or statutory limitation shall occur.

     IN WITNESS WHEREOF, the Board and the Borrower have caused this Loan Agreement to be executed in their respective names as of July 1, 1997.

                                    MINNESOTA AGRICULTURAL AND
                                    ECONOMIC DEVELOPMENT BOARD



                                    By ________________________________
                                       Its Chair

ATTEST:


By  ____________________________
    Its Executive Director


                                   SPARTA FOODS, INC.


                                   By _________________________________
                                      Its______________________________

                                                                   Schedule I

                               SPARTA FOODS, INC.

                                 PROMISSORY NOTE

No. 1                                                                $1,950,000

     Sparta Foods, Inc., a Minnesota corporation, acknowledges itself indebted and for value received hereby promises to pay to the order of the Minnesota Agricultural and Economic Development Board as the statutory successor to the Minnesota Energy and Economic Development Authority (the "Board") and its successors and assigns, the principal sum of ONE MILLION NINE HUNDRED THOUSAND DOLLARS ($1,950,000) together with interest on the unpaid principal balance of this Note until the Borrower's obligation with respect to the payment of such sum shall be discharged at a rate of interest identical to the stated rates of interest on the Series 1997D Bonds referred to below (taking into account the different rates for the different maturities and principal amounts of the Series 1997D Bonds) but payable not as provided in the Series 1997D Bonds but as provided below and in the Loan Agreement referred to below.

     This Note is issued to evidence the obligation of Sparta Foods, Inc. under and pursuant to, and shall be governed by and construed in accordance with the terms and conditions of, the Loan Agreement dated as of July 1, 1997 (the "Loan Agreement") between the Board and Sparta Foods, Inc., for the repayment of the loan made by the Board to Sparta Foods, Inc., thereunder from the proceeds of the Board's $1,950,000 principal amount of Minnesota Small Business Development Loan Program Revenue Bonds, Series 1997D, Lot 1 (the "Bonds") and the payment of interest thereon, including provision for prepayment of said loan in certain cases, and for the satisfaction of a certain right of reimbursement of the General Guaranty Fund as provided in the Loan Agreement under certain circumstances and for the satisfaction of a certain right of reimbursement of the Board as provided in the Loan Agreement under certain circumstances. This
Note is secured by the Security Agreement, dated as of July 1, 1997 (the "Security Agreement") made by Sparta Foods, Inc. to the payee in certain property, as provided in the Loan Agreement and the Security Agreement and granted by the maker to the payee as provided in the Loan Agreement and a Guaranty dated as of July 1, 1997 by La Canasta of Minnesota, Inc. to the Board. The Loan Agreement (together with this Note) and the Security Agreement have been pledged to the Holders of the Bonds from time to time issued under the Minnesota Small Business Development Loan Program Revenue Bond General Bond Resolution (the "General Bond Resolution") adopted by the Board on September 26, 1984 and thereafter amended and restated from time to time pursuant to its terms.

     As provided in the Loan Agreement and subject to the provisions thereof, payments hereon are to be made in lawful money of the United States of America at the place and in the manner provided in the Loan Agreement, in monthly installments of principal and interest, commencing August 1, 1997, and payable thereafter on the first day of each month, such installments to be applied first to the payment of interest then due on this Note, and the remaining balance thereof to reduce the unpaid principal amount of this Note, with each installment payable as interest to include interest payable in advance due to and including the first day of the next succeeding month from the month in which the installment is payable and with each installment payable as principal to be similarly paid in advance. The monthly installments to be paid on this Note shall be an amount equal to for the period commencing on August 1, 1997 and on the first day of each month thereafter (1) one-sixth of the interest installment due on the Bonds on the next succeeding bond payment date thereof (taking into account such in-advance payments) and (2) one-twelfth of the principal installment due on the Bonds on the next succeeding bond payment date on which a principal installment thereon is due (taking into account such in-advance payments), such installments to be reduced by that sum or sums such that on or before the bond payment date on which a principal installment is due thereon any amounts then on deposit in the Holding Account created with respect to the Bonds pursuant to the provisions of the General Bond Resolution plus the monthly installment then to be paid on this Note shall equal the debt service payment on the Bonds due on such bond payment date.

     This Note may be prepaid in whole or in part in accordance with the provisions of the Loan Agreement. In addition, upon the occurrence of a "Determination of Taxability" (as defined in the Loan Agreement), this Note shall be mandatorily prepaid at the price and time specified in the Loan Agreement and the Loan Agreement shall be terminated in accordance with the provisions of Article XI of the Loan Agreement (and in particular, Section 11.1(a) and Section 11.2(a)(i)(A) thereof).

     Sparta Foods, Inc. agrees to make the payments on this Note on the dates and in the amounts specified herein and in the Loan Agreement and in addition agrees to make such other payments at such times and upon such conditions as are required pursuant to the Loan Agreement. In the "Event of Default", as defined in the Loan Agreement, the principal of and interest on this Note may be declared immediately due and payable as provided in the Loan Agreement. This Note may be cancelled, amended or supplemented as provided in the Loan Agreement.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived by the makers hereof.

     IN WITNESS WHEREOF, Sparta Foods, Inc. has caused this Note to be executed in its respective name and on its behalf by the manual signature of its President, all as of July 1, 1997.

                               SPARTA FOODS, INC.


                               By ____________________________________
                                 Its Chief Financial Officer

                                  EXHIBIT A TO
                                 LOAN AGREEMENT

                            LEGAL DESCRIPTION OF LAND

Tract A, Registered Land Survey No. 405, Files of Registrar of Titles, County of Ramsey.

Being registered land as is evidence by Certificate of Title No. 320168

AND

The Northerly 107.21 feet of the Westerly 406.3 feet of the South Half of the Northwest Quarter of Section 21, Township 30 North, Range 23 West.

AND

The Northerly 150 feet of that part of the Northwest Quarter of Section 21, Township 30 North, Range 23 West, lying Westerly of the Westerly right-of-way line of Interstate Highway No. 35 W, and Southerly of the following described line:

Beginning at a point on the Westerly line of said Section 21 a distance of 975 feet Northerly of the Southwest corner of said Northwest Quarter; thence Easterly parallel to the Northerly line of said Section, to the Easterly line of said Northwest Quarter and there terminating, subject to Cleveland Avenue and State Trunk Highway No. 8-63.

Certificate of Title No. 283343

                                  EXHIBIT B TO
                                 LOAN AGREEMENT

                            DESCRIPTION OF EQUIPMENT

                                                           Total Cost
                                                           ----------
Lawrence Equipment Mega Line
----------------------------
         Production Line                                    1,193,848
         UBE Bagger                                            80,286
         Box Taper                                              2,950
         Conveyors                                             20,650
         Doboy B450 Packager                                   31,430
         Safeline Metal Detector                               22,563
                                                               ------
Sub Total                                                   1,351,727

Opal Line Proofer Chain                                        24,727
Opal Line Kwik Lok Bag Clipper                                 15,054
Opal Line TechPack Conveyor                                     7,479
Flour Dept Safeline Metal Detector                             22,638
Floor Scale                                                     6,330
Flour Dept Stretch Wrapper                                     13,520
Bulk Flour Storage System                                     198,043
Boiler   70,725
Hot Water & Softening System                                   28,240
Plant Racking                                                  44,275
Freezer Racking                                               121,500
Clark HWD 30 Rider Pallet Truck                                11,921
Sauce Temperatur Recorders                                      9,475
Mixer Water Meters (4)                                         12,570
Corn Dept Mixer                                                31,300
Corn Dept Safeline Metal Detector                              22,638
Dynequip Corn Transfer System                                  41,143
Dynequip Corn Storage System                                   50,924
Voice/data cabling, paging system                              13,078
Telephone system upgrade                                        7,389
Fork lift Truck                                                30,652
Computer Hardware                                               5,077
HVAC     108,948
         -------
         Total                                              2,249,371

                                    EXHIBIT C

                                   $1,950,000
              Minnesota Agricultural and Economic Development Board
               Minnesota Small Business Loan Program Revenue Bonds
                               Series 1997D, Lot 1

                 DISBURSEMENT REQUEST NO. ____ FOR DISBURSEMENT
                     OF FUNDS FROM THE CONSTRUCTION ACCOUNT


TO:              First Bank National Association
                 Corporate Trust Administration
                 180 East Fifth Street
                 St. Paul, Minnesota 55101


     I, a duly authorized representative of Sparta Foods, Inc. (the "Borrower") and the obligor under a Loan Agreement, dated as of July 1, 1997 (the "Loan Agreement), between the Minnesota Agricultural and Economic Development Board (the "Board") and the Borrower, hereby certify on behalf of the Borrower pursuant to Section 4.3 thereof as follows:

     1. I have reviewed appropriate records and documents of the Borrower relating to the matters covered by this Request. All capitalized terms used in this Request shall have the meaning given them in the Loan Agreement.

     2. This certificate accompanies the Borrower's request number for advances under the Loan Agreement dated July 1, 1997 between Borrower and the Minnesota Agricultural and Economic Development Board (the "Board"). Prior to this request for advance the Borrower has received advances of $ of Bond Proceeds and $-0- of Borrower's equity contribution (to the extent such equity was deposited in the Construction Account pursuant to Section 3.3 of the Loan Agreement).

     3. The presently pending request for advance seeks $ (73.33% of the cost of the Equipment) in Bond Proceeds from the Construction Account and $-0- in Borrower's equity contribution.

     4. As of this date, the Equipment acquired or to be acquired with Borrower's equity contribution deposited in the Construction Fund have been and/or will be applied as follows:

     5. The Trustee may rely upon the foregoing certifications in approving any advance requested by Borrower.

     6. Each item for which payment or reimbursement is hereby requested (a) has been paid or incurred or is now due and payable and (b) is or was necessary in connection with the acquisition and installation of the Project.

     7. No item hereby requested to be paid or reimbursed has been included in any Request previously filed by the Borrower with the Trustee under Section 4.3 of the Loan Agreement.

     8. No default by the Borrower under the Loan Agreement or Security Agreement has occurred which has not been cured.

     9. The amount remaining in the Construction Account (together with any anticipated investment income to be credited thereto) will, after payment of the amount requested by this Request, be sufficient to pay the remaining costs of the Project.

     10. Payment of the amounts requested herein will not result in a violation by the Borrower of any of its representations as set forth in the Loan Agreement.

     11. Attached hereto is a UCC-1 filing relating to the Equipment listed on Schedule A hereto which has been recorded with the Secretary of State.

     12. The Equipment listed on Schedule A hereto has been acquired, installed and accepted and is free and clear of all security interests, liens and encumbrances of any kind whatsoever.

     13. Attached hereto is a UCC search showing no existing interest in the Equipment.

     14. Attached hereto is an opinion of counsel to the Borrower that the Equipment is free and clear of all liens except the lien of the Security Instruments and the security interest of the Board in the Equipment has been perfected and is valid.*

     You are hereby requested to advance and disburse from the Construction Account seventy three and one-third percent (73.33%) of the amounts set forth in
Section 4 hereof and to reimburse the Borrower for such costs of the  Equipment.

-------------------
     *For the Disbursement Requests for which the Borrower reaches $750,000, $1,500,000 and $1,716,000 in total amounts disbursed from the Construction Fund.

             WITNESS my hand this ___ day of ___________, 199_.

                                  SPARTA FOODS, INC.


                                  By___________________________________
                                      Its_________________________________


Approved:

Minnesota Agricultural and Economic
   Development Board


By______________________________
     Its Executive Director

                                   Schedule A


     The  Borrower  has  incurred  the  following  costs  in  constructing   and
equipping, or in supplying materials, labor or services for, the Project:

General Nature of Item          Amount Incurred          Contractor of Supplier
----------------------          ---------------          ----------------------

                                   Schedule B



Nature of                    Name and Address of                   Amount to
   Item                       Supplier of Item                      Be Paid
---------                    -------------------                  ----------

                                  Attachment A

              Opinion of Company Counsel required for Draw Request